UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Corporate Bond Fund

April 30, 2010

		Principal	Value
		Amount°	(U.S. $)
Commercial Mortgage-Backed Securities – 0.66%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	USD	1,349,000	$1,435,966
•Bank of America Commercial Mortgage Series 2004-3 A5 5.413% 6/10/39		1,340,000	1,412,539
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18		2,154,000	2,267,233
#Merrill Lynch Mortgage Investors Series 1998-C3 G 144A 6.00% 12/15/30		1,200,000	200,294
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34		295,000	128,086
•#Morgan Stanley Capital I Series 1999-FNV1 G 144A 6.12% 3/15/31		244,717	245,015
Total Commercial Mortgage-Backed Securities (cost $6,391,971)			5,689,133

Convertible Bonds – 2.87%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		1,102,000	1,114,398
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		1,640,000	1,463,700
Ford Motor 4.25% exercise price $9.30, expiration date 11/15/16		585,000	913,331
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14		1,705,000	2,380,605
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37		1,630,000	1,475,150
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		2,000,000	1,760,000
LifePoint Hospitals
3.25% exercise price $61.22, expiration date 8/15/25		1,035,000	1,028,531
3.50% exercise price $51.79, expiration date 5/15/14		1,205,000	1,256,213
Linear Technology 3.00% exercise price $45.36, expiration date 5/1/27		2,085,000	2,090,213
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13		1,511,000	1,607,326
ProLogis 2.25% exercise price $75.98, expiration date 4/1/37		1,751,000	1,698,470
Transocean 1.50% exercise price $168.61, expiration date 12/15/37		8,500,000	8,043,125
Total Convertible Bonds (cost $22,644,170)			24,831,062

Corporate Bonds – 85.75%
Banking – 15.86%
AgriBank FCB 9.125% 7/15/19		3,017,000	3,473,243
#Banco Santander Brasil 144A 4.50% 4/6/15		2,051,000	1,999,725
Bank of America
5.30% 3/15/17		1,608,000	1,596,164
6.10% 6/15/17		8,777,000	9,151,953
#Barclays Bank 144A 6.05% 12/4/17		10,084,000	10,524,569
BB&T 5.25% 11/1/19		1,086,000	1,107,503
•BB&T Capital Trust IV 6.82% 6/12/57		6,400,000	6,168,000
Citigroup 6.375% 8/12/14		9,045,000	9,766,953
#@CoBank ACB 144A 7.875% 4/16/18		2,060,000	2,253,978
Credit Suisse 5.40% 1/14/20		2,315,000	2,361,265
Export-Import Bank of Korea
5.875% 1/14/15		885,000	962,346
#144A 5.25% 2/10/14		2,340,000	2,488,120
•#HBOS Capital Funding 144A 6.071% 6/29/49		980,000	801,150
JPMorgan Chase
•4.44% 6/21/12	AUD	1,800,000	1,639,225
5.875% 6/13/16	USD	3,660,000	3,949,422
6.00% 10/1/17		2,770,000	2,977,166
JPMorgan Chase Capital XVIII 6.95% 8/17/36		1,400,000	1,433,348
JPMorgan Chase Capital XXII 6.45% 2/2/37		2,060,000	1,950,620
JPMorgan Chase Capital XXV 6.80% 10/1/37		5,123,000	5,151,796
KeyBank 6.95% 2/1/28		4,700,000	4,629,853
KFW 10.00% 5/15/12	BRL	2,390,000	1,373,485
Korea Development Bank
*4.375% 8/10/15	USD	2,105,000	2,155,482
@5.30% 1/17/13		310,000	331,031
8.00% 1/23/14		3,465,000	4,014,719
#Lloyds TSB Bank 144A 5.80% 1/13/20		2,155,000	2,139,680
•National City Bank 0.622% 6/7/17		2,030,000	1,814,388
PNC Bank 6.875% 4/1/18		3,141,000	3,506,198
PNC Funding
5.125% 2/8/20		4,185,000	4,269,148
5.25% 11/15/15		115,000	122,416
5.625% 2/1/17		25,000	25,985

•#Rabobank Nederland 144A 11.00% 12/29/49		7,420,000	9,573,432
Regions Financial
5.75% 6/15/15		580,000	581,208
*7.75% 11/10/14		4,110,000	4,442,483
Silicon Valley Bank
5.70% 6/1/12		2,320,000	2,428,091
6.05% 6/1/17		1,870,000	1,776,646
•USB Capital IX 6.189% 10/29/49		4,867,000	4,276,876
Wachovia 5.625% 10/15/16		7,875,000	8,413,311
•Wells Fargo Capital XIII 7.70% 12/29/49		7,306,000	7,634,770
Zions Bancorporation
5.50% 11/16/15		1,933,000	1,855,433
7.75% 9/23/14		1,940,000	2,024,561
			137,145,742
Basic Industry – 6.37%
CF Industries 7.125% 5/1/20		875,000	923,125
*Cytec Industries 8.95% 7/1/17		7,150,000	8,752,515
Dow Chemical 8.55% 5/15/19		7,670,000	9,387,504
Freeport McMoRan Copper & Gold
8.25% 4/1/15		306,000	333,495
8.375% 4/1/17		3,135,000	3,519,793
#Georgia-Pacific 144A 8.25% 5/1/16		450,000	495,000
#Gerdau Holdings 144A 7.00% 1/20/20		446,000	468,858
#Hexion Finance Escrow 144A 8.875% 2/1/18		1,685,000	1,666,044
International Paper 9.375% 5/15/19		7,095,000	9,039,348
Lubrizol 6.50% 10/1/34		4,006,000	4,153,285
#NewPage 144A 11.375% 12/31/14		825,000	851,813
Reliance Steel & Aluminum 6.85% 11/15/36		3,697,000	3,322,764
Steel Dynamics 7.75% 4/15/16		832,000	872,560
Teck Resources
9.75% 5/15/14		5,265,000	6,423,300
10.25% 5/15/16		94,000	113,740
10.75% 5/15/19		958,000	1,197,500
Vale Overseas 6.875% 11/10/39		3,330,000	3,510,536
			55,031,180
Brokerage – 4.32%
•Bear Stearns 4.63% 12/7/12	AUD	710,000	644,657
Goldman Sachs Group
5.375% 3/15/20	USD	3,890,000	3,785,600
5.95% 1/18/18		1,280,000	1,314,990
6.15% 4/1/18		1,395,000	1,447,339
6.25% 9/1/17		3,332,000	3,492,562
Jefferies Group
6.25% 1/15/36		2,620,000	2,314,872
6.45% 6/8/27		6,627,000	6,108,623
Lazard Group
6.85% 6/15/17		5,389,000	5,486,600
7.125% 5/15/15		751,000	795,506
Morgan Stanley
5.375% 10/15/15		6,202,000	6,432,728
6.00% 4/28/15		1,417,000	1,515,829
6.25% 8/28/17		2,505,000	2,598,722
Nuveen Investments 10.50% 11/15/15		1,375,000	1,381,875
			37,319,903
Capital Goods – 3.78%
Allied Waste North America
6.875% 6/1/17		8,090,000	8,931,829
7.125% 5/15/16		6,399,000	6,991,509
#BAE Systems Holdings 144A 5.20% 8/15/15		10,000	10,500
Ball
*7.125% 9/1/16		532,000	567,910
7.375% 9/1/19		798,000	843,885
BWAY 10.00% 4/15/14		360,000	396,000
Clean Harbors 7.625% 8/15/16		1,490,000	1,558,913
Graham Packaging 9.875% 10/15/14		2,246,000	2,352,685
Graphic Packaging International 9.50% 8/15/13		558,000	576,135
#Meccanica Holdings USA 144A 6.25% 7/15/19		5,100,000	5,519,521
Ply Gem Industries 11.75% 6/15/13		1,100,000	1,175,625

Thermo Fisher Scientific 4.70% 5/1/20		2,900,000	2,954,189
#USG 144A 9.75% 8/1/14		285,000	309,225
#Votorantim Overseas Trading Operations 144A 6.625% 9/25/19		474,000	481,110
			32,669,036
Communications – 14.71%
American Tower 7.00% 10/15/17		6,555,000	7,357,988
AT&T 6.50% 9/1/37		6,345,000	6,782,177
Belo 8.00% 11/15/16		1,055,000	1,107,750
#Cablevision Systems 144A 8.625% 9/15/17		600,000	636,000
#Charter Communications Operating Capital 144A 10.875% 9/15/14		1,349,000	1,531,115
Comcast
5.85% 11/15/15		2,600,000	2,888,636
6.30% 11/15/17		4,465,000	4,956,476
6.95% 8/15/37		1,005,000	1,122,927
#Cox Communications 144A
6.25% 6/1/18		1,675,000	1,831,783
6.95% 6/1/38		1,045,000	1,159,809
*Cricket Communications 9.375% 11/1/14		869,000	902,674
Crown Castle International 9.00% 1/15/15		719,000	775,621
#CSC Holdings 144A
8.50% 4/15/14		612,000	659,430
8.50% 6/15/15		460,000	492,200
*#Digicel Group 144A 10.50% 4/15/18		775,000	831,188
DirecTV Holdings 7.625% 5/15/16		18,400,000	20,564,078
DISH DBS 7.875% 9/1/19		1,740,000	1,835,700
#GXS Worldwide 144A 9.75% 6/15/15		1,700,000	1,674,500
Intelsat Bermuda 11.25% 2/4/17		2,100,000	2,210,250
Intelsat Jackson Holdings 11.25% 6/15/16		1,088,000	1,183,200
#MetroPCS Wireless 144A 9.25% 11/1/14		553,000	576,503
#NBC Universal 144A 5.15% 4/30/20		9,750,000	9,882,922
Nielsen Finance 11.50% 5/1/16		750,000	855,000
PAETEC Holding 8.875% 6/30/17		746,000	771,178
Qwest
8.375% 5/1/16		2,995,000	3,429,275
#144A 8.375% 5/1/16		549,000	628,605
#Qwest Communications International 144A 7.125% 4/1/18		2,000,000	2,075,000
Rogers Communications 6.75% 3/15/15		3,635,000	4,157,629
Shaw Communications 6.75% 11/9/39	CAD	1,254,000	1,250,952
Sprint Capital 6.875% 11/15/28	USD	3,100,000	2,712,500
Telecom Italia Capital 5.25% 10/1/15		11,519,000	11,892,145
Telefonica Emisiones 5.134% 4/27/20		2,655,000	2,662,779
Telesat Canada 11.00% 11/1/15		665,000	748,125
Time Warner Cable 8.25% 4/1/19		6,021,000	7,371,324
Videotron
6.875% 1/15/14		1,201,000	1,222,018
#144A 7.125% 1/15/20	CAD	1,173,000	1,186,160
#Vivendi 144A
5.75% 4/4/13	USD	3,595,000	3,906,079
6.625% 4/4/18		5,847,000	6,487,200
#Wind Acquisition Finance 144A 11.75% 7/15/17		2,340,000	2,614,950
#XM Satellite Radio 144A 13.00% 8/1/13		1,935,000	2,205,900
			127,139,746
Consumer Cyclical – 4.12%
*Brinker International 5.75% 6/1/14		3,000,000	3,130,635
Burlington Coat Factory Investment Holdings 14.50% 10/15/14		1,150,000	1,236,250
*Burlington Coat Factory Warehouse 11.125% 4/15/14		2,005,000	2,117,781
w#CVS Pass Through Trust 144A 8.353% 7/10/31		4,783,878	5,741,963
*Ford Motor 7.45% 7/16/31		2,300,000	2,150,500
Ford Motor Credit
*7.50% 8/1/12		500,000	517,025
9.875% 8/10/11		1,349,000	1,427,989
Goodyear Tire & Rubber 10.50% 5/15/16		882,000	986,738
#Harrah's Operating 144A 10.00% 12/15/18		1,335,000	1,161,450
#Harrah's Operating Escrow 144A 11.25% 6/1/17		832,000	911,040
International Game Technology 7.50% 6/15/19		1,355,000	1,580,387
#Invista 144A 9.25% 5/1/12		450,000	457,875
*Macy's Retail Holdings 8.875% 7/15/15		1,799,000	2,073,348
MGM MIRAGE
13.00% 11/15/13		435,000	513,300
#144A 10.375% 5/15/14		216,000	237,600
#144A 11.125% 11/15/17		279,000	318,409

*OSI Restaurant Partners 10.00% 6/15/15		1,850,000	1,914,750
*#Pinnacle Entertainment 144A 8.625% 8/1/17		805,000	845,250
Quiksilver 6.875% 4/15/15		2,000,000	1,852,500
Ryland Group 8.40% 5/15/17		378,000	417,690
Sally Holdings 10.50% 11/15/16		621,000	684,653
Wyndham Worldwide 7.375% 3/1/20		5,175,000	5,352,993
			35,630,126
Consumer Non-Cyclical – 5.57%
ARAMARK 8.50% 2/1/15		238,000	245,438
Beckman Coulter
6.00% 6/1/15		1,666,000	1,837,578
7.00% 6/1/19		2,401,000	2,731,723
#Brambles USA 144A
3.95% 4/1/15		1,625,000	1,647,037
5.35% 4/1/20		1,620,000	1,653,003
#CareFusion 144A
5.125% 8/1/14		50,000	53,549
6.375% 8/1/19		7,180,000	8,035,166
Community Health Systems 8.875% 7/15/15		1,115,000	1,173,538
HCA
9.25% 11/15/16		1,343,000	1,455,476
PIK 9.625% 11/15/16		340,000	370,600
Hospira 6.40% 5/15/15		5,550,000	6,250,227
*Jarden 7.50% 5/1/17		387,000	397,643
Kraft Foods 5.375% 2/10/20		2,260,000	2,348,554
Life Technologies
4.40% 3/1/15		2,990,000	3,072,823
6.00% 3/1/20		6,807,000	7,175,373
Medco Health Solutions 7.125% 3/15/18		3,860,000	4,490,828
*#RSC Equipment Rental 144A 10.25% 11/15/19		2,060,000	2,157,850
Select Medical 7.625% 2/1/15		850,000	811,750
Supervalu 7.50% 11/15/14		1,380,000	1,424,850
US Oncology Holdings PIK 6.643% 3/15/12		825,000	792,000
			48,125,006
Electric – 6.11%
Ameren 8.875% 5/15/14		1,466,000	1,713,603
#American Transmission Systems 144A 5.25% 1/15/22		3,575,000	3,673,566
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19		8,515,000	9,302,638
CMS Energy
6.55% 7/17/17		2,050,000	2,154,255
8.75% 6/15/19		2,680,000	3,080,767
Illinois Power 9.75% 11/15/18		7,156,000	9,412,802
Ipalco Enterprises 8.125% 11/14/11		247,000	262,438
NRG Energy
7.375% 2/1/16		920,000	913,100
7.375% 1/15/17		880,000	869,000
Pennsylvania Electric 5.20% 4/1/20		6,681,000	6,843,869
@#Power Receivables Finance 144A 6.29% 1/1/12		65,541	67,139
Public Service Oklahoma 5.15% 12/1/19		5,865,000	6,095,712
•Puget Sound Energy 6.974% 6/1/67		850,000	810,661
•Wisconsin Energy 6.25% 5/15/67		7,934,000	7,657,064
			52,856,614
Energy – 6.22%
Anadarko Finance 7.50% 5/1/31		3,950,000	4,561,029
Chesapeake Energy
7.25% 12/15/18		1,439,000	1,446,195
9.50% 2/15/15		580,000	638,725
Forest Oil 7.25% 6/15/19		755,000	770,100
#Hercules Offshore 144A 10.50% 10/15/17		825,000	853,875
#New World Resources 144A 7.875% 5/1/18	EUR	331,000	452,880
Nexen 7.50% 7/30/39	USD	4,255,000	5,099,677
Noble Energy 8.25% 3/1/19		6,011,000	7,412,014
Petrobras International Finance 5.75% 1/20/20		440,000	449,092
#PetroHawk Energy 144A 10.50% 8/1/14		773,000	858,030
Pride International 8.50% 6/15/19		10,720,000	12,368,200
#SEMCO Energy 144A 5.15% 4/21/20		2,085,000	2,144,531
Transocean 6.80% 3/15/38		3,665,000	4,062,378
Weatherford International 9.625% 3/1/19		4,335,000	5,615,308
#Woodside Finance 144A
4.50% 11/10/14		5,400,000	5,597,143
8.125% 3/1/14		1,240,000	1,435,429
			53,764,606

Finance Companies – 5.72%
AngloGold Ashanti Holdings 5.375% 4/15/20	1,245,000	1,261,130
Capital One Bank 8.80% 7/15/19	5,339,000	6,557,744
Capital One Capital V 10.25% 8/15/39	750,000	904,688
Capital One Capital VI 8.875% 5/15/40	1,095,000	1,224,018
Cardtronics 9.75% 8/15/13	1,290,000	1,343,213
#CDP Financial 144A
4.40% 11/25/19	3,510,000	3,486,666
5.60% 11/25/39	3,670,000	3,748,079
City National Capital Trust I 9.625% 2/1/40	3,175,000	3,569,294
FTI Consulting 7.75% 10/1/16	328,000	339,070
General Electric Capital 6.00% 8/7/19	15,184,000	16,442,009
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	3,065,000	2,344,725
#International Lease Finance 144A 8.75% 3/15/17	8,220,000	8,178,900
		49,399,536
Insurance – 2.30%
•Chubb 6.375% 3/29/67	4,396,000	4,445,455
•*Genworth Financial 6.15% 11/15/66	3,025,000	2,442,688
•#Liberty Mutual 144A 7.00% 3/15/37	2,775,000	2,462,532
MetLife 6.40% 12/15/36	180,000	171,000
•#MetLife Capital Trust X 144A 9.25% 4/8/38	5,980,000	7,026,500
Prudential Financial 3.875% 1/14/15	3,320,000	3,372,220
w‡#=@Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	3,100,000	0
		19,920,395
Natural Gas – 7.74%
El Paso
7.25% 6/1/18	220,000	229,770
8.25% 2/15/16	220,000	239,800
Enbridge Energy Partners
•8.05% 10/1/37	4,450,000	4,527,145
9.875% 3/1/19	503,000	666,956
Energy Transfer Partners 9.70% 3/15/19	7,006,000	9,068,111
Enterprise Products Operating
•7.034% 1/15/68	6,000,000	5,805,941
•8.375% 8/1/66	2,235,000	2,327,212
9.75% 1/31/14	4,464,000	5,474,275
Kinder Morgan Energy Partners 9.00% 2/1/19	5,160,000	6,614,588
#Midcontinent Express Pipeline 144A
5.45% 9/15/14	2,565,000	2,684,652
6.70% 9/15/19	3,000,000	3,198,228
Plains All American Pipeline
5.75% 1/15/20	1,292,000	1,349,967
*8.75% 5/1/19	9,500,000	11,831,243
#Rockies Express Pipeline 144A 5.625% 4/15/20	5,510,000	5,521,786
•TransCanada Pipelines 6.35% 5/15/67	7,652,000	7,368,708
		66,908,382
Real Estate – 2.19%
Developers Diversified Realty
7.50% 4/1/17	2,500,000	2,600,075
9.625% 3/15/16	1,415,000	1,624,583
#Digital Realty Trust 144A 5.875% 2/1/20	1,680,000	1,690,760
ProLogis
6.25% 3/15/17	2,015,000	2,025,279
6.875% 3/15/20	715,000	709,191
7.375% 10/30/19	5,070,000	5,278,468
Regency Centers 5.875% 6/15/17	2,325,000	2,373,195
•#USB Realty 144A 6.091% 12/29/49	3,100,000	2,627,250
		18,928,801
Technology – 0.74%
*First Data 9.875% 9/24/15	1,595,000	1,467,400
National Semiconductor
3.95% 4/15/15	2,065,000	2,068,147
6.60% 6/15/17	2,580,000	2,845,464
		6,381,011
Total Corporate Bonds (cost $698,874,228)		741,220,084

Non-Agency Asset-Backed Securities – 0.85%
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		1,147,000	1,296,624
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		2,837,000	3,319,909
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		1,960,000	2,200,320
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		425,000	416,647
Mid-State Trust Series 11 A1 4.864% 7/15/38		156,710	147,971
Total Non-Agency Asset-Backed Securities (cost $6,518,754)			7,381,471

Non-Agency Collateralized Mortgage Obligations – 0.27%
•@First Horizon Alternative Mortgage Securities Series 2006-FA2 B1 5.938% 5/25/36		845,110	11,181
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		322,519	303,479
•Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR6 7A1 5.105% 3/25/36		2,114,896	2,025,761
Total Non-Agency Collateralized Mortgage Obligations (cost $3,212,177)			2,340,421

Regional Authority – 0.16%Δ
Canada – 0.16%
Province of Quebec Canada 4.50% 12/1/19	CAD	1,395,000	1,386,708
Total Regional Authority (cost $1,357,222)			1,386,708

«Senior Secured Loans – 3.45%
Affinion Group Tranche Term Loan B 5.00% 10/7/16	USD	1,650,000	1,637,039
Alliance Healthcare Services Tranche Term Loan 5.50% 6/1/16		1,197,000	1,199,244
Avis Budget Car Rental Tranche Term Loan B2 4.00% 4/21/14		260,088	259,600
Bausch & Lomb
Parent Tranche Term Loan B 3.501% 4/11/15		1,763,424	1,730,527
Tranche Term Loan DD 3.501% 4/11/15		427,668	419,690
Burlington Coat Factory Warehouse Tranche Term Loan 2.50% 5/28/13		1,282,478	1,231,506
BWAY Holding Bridge Tranche Term Loan 9.50% 12/30/11		845,000	845,000
Cengage Learning Acquisitions Tranche Term Loan 7.50% 7/7/14		1,316,650	1,334,754
Charter Communications Operating Tranche Term Loan B 2.25% 3/6/14		665,000	631,255
Chester Downs & Marina Tranche Term Loan 12.375% 12/31/16		962,500	999,797
Dana Holdings Tranche Term Loan B 4.50% 1/30/15		606,534	601,858
Delta Air Lines Tranche Term Loan 8.75% 9/16/13		2,052,194	2,086,394
Flextronics International Tranche Term Loan B 2.501% 10/1/12		2,143,767	2,109,466
Ford Motor Tranche Term Loan B 3.258% 12/15/13		1,537,064	1,486,917
Graham Packaging Tranche Term Loan C 6.75% 4/5/14		779,786	787,830
Harrah's Operating Tranche Term Loan B 9.50% 10/31/16		1,446,375	1,503,225
JohnsonDiversey Tranche Term Loan B2 5.50% 11/24/15		1,246,875	1,263,246
Nuveen Investments
Tranche Term Loan B 3.302% 11/13/14		1,850,495	1,690,427
Tranche Term Loan Second Lien 12.50% 7/9/15		735,000	817,688
Pilot Travel Centers Tranche Term Loan A 5.25% 1/15/15		735,000	738,675
Reynolds & Reynolds Tranche Term Loan 5.25% 4/3/17		850,000	850,221
Rite Aid Tranche Term Loan 9.50% 6/5/15		510,000	533,480
Smurfit-Stone Container Enterprises Tranche Term Loan 6.75% 1/2/16		1,240,000	1,245,884
Telesat Canada
Tranche Term Loan B 3.24% 10/31/14		675,136	665,728
Tranche Term Loan II 3.24% 10/31/14		57,989	57,181
Texas Competitive Electric Tranche Term Loan B2 3.729% 10/10/14		1,470,719	1,209,990
Toys R Us Tranche Term Loan B 4.479% 7/19/12		565,000	565,195
Univision Communications Tranche Term Loan B 2.533% 9/29/14		1,460,000	1,333,476
Total Senior Secured Loans (cost $28,488,500)			29,835,293

Sovereign Agencies – 0.88%Δ
Brazil – 0.60%
#Banco Nacional de Desenvolvimento Economico e Social 144A
5.50% 7/12/20		2,635,000	2,635,000
6.369% 6/16/18		2,435,000	2,568,925
			5,203,925
Republic of Korea – 0.28%
#Korea Expressway 144A 4.50% 3/23/15		2,360,000	2,433,868
			2,433,868
Total Sovereign Agencies (cost $7,487,284)			7,637,793

Sovereign Debt – 1.03%Δ
Indonesia – 0.67%
Indonesia Government
10.75% 5/15/16	IDR	16,033,000,000	1,997,556
11.00% 11/15/20	IDR	29,154,000,000	3,800,501
			5,798,057

Mexico – 0.21%
Mexican Bonos
7.50% 6/3/27	MXN	18,322,000	1,456,143
7.75% 12/14/17	MXN	4,888,000	410,873
			1,867,016
Poland – 0.15%
Poland Government 5.50% 10/25/19	PLN	3,750,000	1,261,915
			1,261,915
Total Sovereign Debt (cost $8,220,975)			8,926,988

Supranational Banks – 0.61%
European Bank for Reconstruction & Development 9.25% 9/10/12	BRL	690,000	390,404
European Investment Bank 11.25% 2/14/13	BRL	750,000	442,199
International Bank for Reconstruction & Development 5.75% 10/21/19	AUD	2,473,000	2,206,362
International Finance 5.75% 3/16/15	AUD	2,473,000	2,264,226
Total Supranational Banks (cost $5,228,225)			5,303,191

U.S. Treasury Obligations – 0.46%
U.S. Treasury Notes
2.50% 4/30/15	USD	295,000	296,129
3.625% 2/15/20		3,660,000	3,649,708
Total U.S. Treasury Obligations (cost $3,929,257)			3,945,837

		Number of
		Shares
Common Stock – 0.00%
Masco		251	4,074
†UAL		40	863
Total Common Stock (cost $1,783)			4,937

•Preferred Stock – 0.39%
PNC Financial Services Group 8.25%		3,112,000	3,334,231
Total Preferred Stock (cost $3,066,625)			3,334,231

		Principal
		Amount°
≠Discount Note – 1.69%
Federal Home Loan Bank 0.06% 5/3/10	USD	14,613,086	14,613,038
Total Discount Note (cost $14,613,038)			14,613,038

Total Value of Securities Before Securities Lending Collateral – 99.07%
(cost $810,034,209)			856,450,187

		Number of
		Shares
Securities Lending Collateral** – 1.35%
Investment Companies
Mellon GSL DBT II Collateral Fund		10,890,855	10,890,855
BNY Mellon SL DBT II Liquidating Fund		737,534	729,421
†@Mellon GSL Reinvestment Trust II		242,932	10,325
Total Securities Lending Collateral (cost $11,871,321)			11,630,601

Total Value of Securities – 100.42%
(cost $821,905,530)			868,080,788	©
Obligation to Return Securities Lending Collateral** – (1.37%)			(11,871,321)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.95%***			8,244,166
Net Assets Applicable to 143,120,912 Shares Outstanding – 100.00%			$864,453,633

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner

NZD – New Zealand Dollar
PLN – Polish Zloty
SGD – Singapore Dollar
TWD – Taiwan Dollar
USD – United States Dollar

ΔSecurities have been classified by country of origin.
@Illiquid security. At April 30, 2010, the aggregate amount of illiquid securities was $2,673,654, which represented 0.31% of the Fund’s net assets. See Note 5 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2010, the aggregate amount of Rule 144A securities was $183,552,688, which represented 21.23% of the Fund’s net assets. See Note 5 in "Notes."
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally:(i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2010.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2010.
•Variable rate security. The rate shown is the rate as of April 30, 2010. Interest rates reset periodically.
≠The rate shown is the effective yield at the time of purchase.
†Non income producing security.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At April 30, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
*Fully or partially on loan.
**See Note 4 in “Notes.”
***Includes $722,100 cash collateral for financial futures contracts.
©Includes $11,671,597 of securities loaned.

Summary of Abbreviations:
CDS – Credit Default Swap
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
yr – Year

1The following foreign currency exchange contracts, financial futures contracts and swap contracts were outstanding at April 30, 2010:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	65,998	USD	(61,066)	6/1/10	$ (237)
BRL	1,060,000	USD	(603,576)	6/1/10	2,260
BRL	1,988,596	USD	(1,131,491)	6/1/10	5,077
CAD	(814,513)	USD	814,969	6/1/10	13,289
EUR	71,342	USD	(94,943)	6/1/10	69
GBP	(11,291)	USD	17,451	6/1/10	180
IDR	(2,915,154,000)	USD	323,726	6/1/10	2,067
KRW	3,199,517,631	USD	(2,898,639)	6/1/10	(15,169)
MYR	5,262,432	USD	(1,653,657)	6/1/10	(4,683)
NOK	3,822,099	USD	(648,770)	6/1/10	(1,758)
NOK	19,662,240	USD	(3,333,097)	6/1/10	(4,634)
NZD	(28,086)	USD	20,250	6/1/10	(118)
PLN	(3,801,215)	USD	1,300,806	6/1/10	14,877
SGD	2,288,226	USD	(1,673,781)	6/1/10	(3,990)
TWD	51,545,200	USD	(1,655,007)	6/1/10	(9,261)
					$(2,031)

Financial Futures Contracts

				Unrealized
				Appreciation
Contracts to Buy (Sell)	Notional Cost	Notional Value	Expiration Date	(Deprecation)
(605) U.S. Treasury 10 yr Notes	$(70,619,412)	$(71,333,281)	6/21/10	$ (713,869)
625 U.S. Treasury Long Bond	72,964,282	74,414,063	6/30/10	1,449,781
				$ 735,912

Swap Contracts
CDS Contracts
				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
ITRAXX EUR Sub Financials 5 yr CDS	$5,800,000	1.00%	12/20/14	$11,611
Kingdom of Spain 5 yr CDS	2,490,000	1.00%	3/20/15	22,815
Goldman Sachs
Sunoco 5 yr CDS	1,580,000	1.00%	3/20/15	(24,418)
JPMorgan Securities
Donnelley (R.R.) & Sons CDS	2,800,000	5.00%	6/20/14	(480,194)
Penney (J.C.) 5 yr CDS	3,875,000	1.00%	3/20/15	(15,849)
Portuguese Republic 5 yr CDS	1,206,000	1.00%	3/20/15	76,686
Portuguese Republic 5 yr CDS	2,042,000	1.00%	6/22/15	73,632
Sunoco 5 yr CDS	570,000	1.00%	3/20/15	9,403
	$20,363,000			$(326,314)
Protection Sold:
Citigroup Global Markets
MetLife 5 yr CDS	$2,335,000	5.00%	9/20/14	$133,354
JPMorgan Securities
Macy’s 5 yr CDS	3,875,000	1.00%	3/20/15	64,350
MetLife 5 yr CDS	2,645,000	1.00%	12/20/14	64,098
Valero Energy 5 yr CDS	570,000	1.00%	3/20/15	(648)
Morgan Stanley
Valero Energy 5 yr CDS	1,580,000	1.00%	3/20/15	33,797
	$11,005,000			$294,951
Total				$(31,363)

The use of foreign currency exchange contracts, financial futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Corporate Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$822,369,102
Aggregate unrealized appreciation	51,938,766
Aggregate unrealized depreciation	(6,227,080)
Net unrealized appreciation	$45,711,686

For federal income tax purposes, at July 31, 2009, capital loss carryforwards of $25,732,798 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $11,910 expires in 2013, $519,965 expires in 2014, $2,882,352 expires in 2015, and $22,318,571 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of April 30, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$15,411,025	$-	$15,411,025
Common Stock	4,937	-	-	4,937
Corporate Debt	-	794,700,279	1,186,160	795,886,439
Foreign Debt	-	22,422,077	832,603	23,254,680
U.S. Treasury Obligations	3,945,837	-	-	3,945,837
Short-Term	-	14,613,038	-	14,613,038
Securities Lending Collateral	10,890,855	729,421	10,325	11,630,601
Other	-	3,334,231	-	3,334,231
Total	$14,841,629	$851,210,071	$2,029,088	$868,080,788

Foreign Currency Exchange Contracts	$-	$(2,031)	$-	$(2,031)
Financial Futures Contracts	$-	$735,912	$-	$735,912
Swaps Contracts	$-	$(31,363)	$-	$(31,363)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Total
Balance as of 7/31/09	$384,247	$1,449,007	$1,328,013	$24	$3,161,291
Purchases	-	1,131,910	384,516	-	1,516,426
Sales	(209,056)	(1,856,204)	(983,324)	-	(3,048,584)
Net realized gain (loss)	(10,024)	(1,581,850)	68,507	-	(1,523,367)
Transfers into Level 3	-	3,106,005	-	-	3,106,005
Transfers out of Level 3	(342,930)	-	-	-	(342,930)
Net change in unrealized
appreciation/depreciation	177,763	(1,062,708)	34,891	10,301	(839,753)
Balance as of 4/30/10	$-	$1,186,160	$832,603	$10,325	$2,029,088

Net change in unrealized
appreciation/depreciation
from investments
still held as of 4/30/10	$-	$(3,051,754)	$37,779	$10,301	$(3,003,674)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's year ending July 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3 Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2010, the aggregate unrealized depreciation of credit default swaps was $31,363. The Fund had posted $280,000 as collateral, net of collateral received, for certain open derivatives, which is presented as restricted cash on the schedule of investments. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2010, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $9,358,000 less the value of the contracts' related reference obligations.

As disclosed in the footnotes to the schedule of investments, at April 30, 2010, the notional value of the protection sold was $11,005,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At April 30, 2010, the net unrealized appreciation of the protection sold was $294,951.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of April 30, 2010 was as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward currency contracts)	Receivables and other assets net of Liabilities	$13,791	Liabilities net of receivables and other assets	$ (15,822)

Interest rate contracts (Futures)	Receivables and other assets net of Liabilities	949,696	Liabilities net of receivables and other assets	(213,784)

Credit contracts (Swaps)	Receivables and other assets net of Liabilities	201,577	Liabilities net of receivables and other assets	(232,940)
Total		$1,665,149		$(962,631)

The effect of derivative instruments on the statement of operations for the period ended April 30, 2010 was as follows:

		Realized Gain or
	Location of Gain or	Loss on Derivatives	Change in Unrealized Appreciation or
	Loss on Derivatives	Recognized in	Depreciation on Derivatives Recognized in
	Recognized in Income	Income	Income
Foreign exchange contracts (Forward currency contracts)	Net realized gain on forward currency contracts/unrealized appreciation/depreciation of investments and foreign currencies	$562,102	(68,973)
Interest rate contracts (Futures)	Net realized loss on futures contracts/net change in unrealized appreciation/depreciation of investments and foreign currencies	(150,660)	735,912
Credit contracts (Swaps)	Net realized gain on swap contracts/net change in unrealized appreciation/depreciation of investments and foreign currencies	48,263	460,783
Total		$459,705	$1,127,722

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Fund’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Fund will not make additional investments of cash collateral in the Liquidating Fund; the Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30 2010, the value of securities on loan was $11,671,597, for which the Fund received collateral, comprised of non-cash collateral valued at $60,771, and cash collateral of $11,871,321. At April 30, 2010, the value of invested collateral was $11,630,601. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors LP. (DDLP), and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

7. Subsequent Events
Management has determined no material events or transactions occurred subsequent to April 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Extended Duration Bond Fund

April 30, 2010

		Principal
		amount°	Value (U.S. $)
Commercial Mortgage-Backed Securities – 0.95%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	USD	715,000	$761,094
•Bank of America Commercial Mortgage Series 2004-3 A5 5.413% 6/10/39		665,000	700,999
•Bear Stearns Commercial Mortgage Securities Series 2007-T28 A4 5.742% 9/11/42		740,000	777,899
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18		610,000	642,067
#Merrill Lynch Mortgage Investors Series 1998-C3 G 144A 6.00% 12/15/30		500,000	83,456
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34		110,000	47,761
Series 2005-CIP1 A2 4.96% 7/12/38		48,928	49,595
•#Morgan Stanley Capital I Series 1999-FNV1 G 144A 6.12% 3/15/31		82,459	82,559
Total Commercial Mortgage-Backed Securities (cost $3,348,334)			3,145,430

Convertible Bonds – 1.89%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		445,000	450,006
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		545,000	486,413
Ford Motor 4.25% exercise price $9.30, expiration date 11/15/16		190,000	296,638
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14		555,000	774,918
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37		550,000	497,750
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		790,000	695,200
LifePpoint Hospitals
3.25% exercise price $61.22, expiration date 8/15/25		410,000	407,438
3.50% exercise price $51.79, expiration date 5/14/14		480,000	500,400
Linear Technology 3.00% exercise price $45.36, expiration date 5/1/27		825,000	827,062
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13		610,000	648,888
ProLogis 2.25% exercise price $75.98, expiration date 4/1/37		690,000	669,300
Total Convertible Bonds (cost $5,446,020)			6,254,013

Corporate Bonds – 86.10%
Banking – 11.74%
AgriBank FCB 9.125% 7/15/19		1,210,000	1,392,981
#Banco Santander Brasil 144A 4.50% 4/6/15		799,000	779,025
Bank of America 6.10% 6/15/17		1,535,000	1,600,575
#Barclays Bank 144A 6.05% 12/4/17		1,860,000	1,941,263
BB&T Capital Trust II 6.75% 6/7/36		2,403,000	2,469,025
•BB&T Capital Trust IV 6.82% 6/12/57		630,000	607,163
Citigroup 6.125% 5/15/18		2,505,000	2,601,706
@#CoBank ACB 144A 7.875% 4/16/18		935,000	1,023,043
•#HBOS Capital Funding 144A 6.071% 6/29/49		365,000	298,388
JPMorgan Chase Bank 6.00% 10/1/17		345,000	370,802
JPMorgan Chase Capital XVIII 6.95% 8/17/36		1,060,000	1,085,249
JPMorgan Chase Capital XXII 6.45% 2/2/37		725,000	686,505
JPMorgan Chase Capital XXV 6.80% 10/1/37		3,880,000	3,901,809
KeyBank 6.95% 2/1/28		1,685,000	1,659,851
KFW 10.00% 5/15/12	BRL	840,000	482,731
#Lloyds TSB Bank 144A 5.80% 1/13/20	USD	845,000	838,993
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49		3,900,000	3,152,503
•#Rabobank Nederland 144A 11.00% 12/29/49		2,370,000	3,057,821
Silicon Valley Bank 6.05% 6/1/17		805,000	764,813
•USB Capital IX 6.189% 10/29/49		2,925,000	2,570,344
Wachovia 5.50% 8/1/35		2,910,000	2,630,931
•Wells Fargo Capital XIII 7.70% 12/29/49		3,150,000	3,291,750
Zions Bancorporation
5.50% 11/16/15		790,000	758,299
*7.75% 9/23/14		750,000	782,691
			38,748,261
Basic Industry – 6.12%
CF Industries 7.125% 5/1/20		350,000	369,250
Dow Chemical
8.55% 5/15/19		1,190,000	1,456,471
9.40% 5/15/39		2,150,000	2,975,679

Freeport-McMoRan Copper & Gold
8.25% 4/1/15		130,000	141,681
8.375% 4/1/17		1,070,000	1,201,333
#Georgia-Pacific 144A 8.25% 5/1/16		185,000	203,500
#Gerdau Holdings 144A 7.00% 1/20/20		146,000	153,483
#Hexion Finance Escrow 144A 8.875% 2/1/18		615,000	608,081
International Paper 9.375% 5/15/19		2,790,000	3,554,585
Lubrizol 6.50% 10/1/34		970,000	1,005,663
#NewPage 144A 11.375% 12/31/14		325,000	335,563
Reliance Steel & Aluminum 6.85% 11/15/36		2,107,000	1,893,715
*Southern Copper 6.75% 4/16/40		3,625,000	3,671,852
Steel Dynamics 7.75% 4/15/16		420,000	440,475
Teck Resources
10.25% 5/15/16		40,000	48,400
10.75% 5/15/19		400,000	500,000
Vale Overseas 6.875% 11/10/39		1,570,000	1,655,118
			20,214,849
Brokerage – 4.38%
•Bear Stearns 4.63% 12/7/12	AUD	1,410,000	1,280,235
Goldman Sachs Group 6.75% 10/1/37	USD	5,974,000	5,810,198
Jefferies Group
6.25% 1/15/36		515,000	455,023
6.45% 6/8/27		2,640,000	2,433,494
Lazard Group 6.85% 6/15/17		1,521,000	1,548,547
Morgan Stanley 6.25% 8/28/17		2,045,000	2,121,512
Nuveen Investments 10.50% 11/15/15		810,000	814,050
			14,463,059
Capital Goods – 3.65%
Allied Waste North America
6.875% 6/1/17		1,050,000	1,159,261
7.125% 5/15/16		2,390,000	2,611,299
Ball
7.125% 9/1/16		188,000	200,690
*7.375% 9/1/19		282,000	298,215
BWAY 10.00% 4/15/14		400,000	440,000
Clean Harbors 7.625% 8/15/16		520,000	544,050
*Graham Packaging 9.875% 10/15/14		465,000	487,088
*Graphic Packaging International 9.50% 8/15/13		230,000	237,475
L-3 Communications 6.125% 7/15/13		340,000	346,800
*#Meccanica Holdings USA 144A 6.25% 7/15/19		2,015,000	2,180,751
Ply Gem Industries 11.75% 6/15/13		350,000	374,063
#USG 144A 9.75% 8/1/14		100,000	108,500
#Votorantim Overseas Trading Operations 144A 6.625% 9/25/19		169,000	171,535
Waste Management
6.125% 11/30/39		615,000	642,622
7.75% 5/15/32		900,000	1,092,982
WMX Technologies 7.10% 8/1/26		1,025,000	1,144,924
			12,040,255
Communications – 16.44%
American Tower
7.00% 10/15/17		300,000	336,750
#144A 7.25% 5/15/19		2,000,000	2,250,000
AT&T 6.50% 9/1/37		5,440,000	5,814,820
#Cablevision Systems 144A 8.625% 9/15/17		250,000	265,000
#CC Holdings GS V 144A 7.75% 5/1/17		235,000	256,738
#Charter Communications Operating Capital 144A 10.875% 9/15/14		675,000	766,125
Comcast 6.95% 8/15/37		4,157,000	4,644,782
#Cox Communications 144A
6.45% 12/1/36		2,000,000	2,098,166
6.95% 6/1/38		1,775,000	1,970,010
*Cricket Communications 9.375% 11/1/14		355,000	368,756
*Crown Castle International 9.00% 1/15/15		660,000	711,975
#CSC Holdings 144A 8.50% 4/15/14		329,000	354,498
Deutsche Telekom International Finance 8.75% 6/15/30		1,335,000	1,731,572
*#Digicel Group 144A 10.50% 4/15/18		300,000	321,750
DirecTV Holdings
*7.625% 5/15/16		4,550,000	5,085,138
#144A 6.35% 3/15/40		1,135,000	1,176,388
DISH DBS 7.875% 9/1/19		635,000	669,925
Intelsat Bermuda 11.25% 2/4/17		740,000	778,850

Intelsat Jackson Holdings 11.25% 6/15/16		460,000	500,250
#MetroPCS Wireless 144A 9.25% 11/1/14		275,000	286,688
#NBC Universal 144A 6.40% 4/30/40		2,900,000	3,004,768
Nielsen Finance 11.50% 5/1/16		275,000	313,500
#Qwest 144A 8.375% 5/1/16		230,000	263,350
#Qwest Communications International 144A 7.125% 4/1/18		700,000	726,250
Shaw Communications 6.75% 11/9/39	CAD	383,000	382,069
Sprint Capital 6.875% 11/15/28	USD	900,000	787,500
Telecom Italia Capital 7.721% 6/4/38		4,290,000	4,609,734
Telesat Canada 11.00% 11/1/15		230,000	258,750
Time Warner Cable
6.75% 6/15/39		1,585,000	1,718,894
8.25% 4/1/19		1,645,000	2,013,923
Verizon Communications 6.40% 2/15/38		2,880,000	3,094,206
Videotron
*9.125% 4/15/18		500,000	557,500
#144A 7.125% 1/15/20	CAD	418,000	422,690
Virgin Media Finance 8.75% 4/15/14	USD	94,000	96,233
#Vivendi 144A 6.625% 4/4/18		3,470,000	3,849,937
#Wind Acquisition Finance 144A 11.75% 7/15/17		860,000	961,050
#XM Satellite Radio 144A 13.00% 8/1/13		720,000	820,800
			54,269,335
Consumer Cyclical – 4.60%
Burlington Coat Factory Investment Holdings 14.50% 10/15/14		400,000	430,000
CVS Caremark 6.125% 9/15/39		2,000,000	2,058,004
w#CVS Pass Through Trust 144A 8.353% 7/10/31		2,172,694	2,607,829
*Ford Motor 7.45% 7/16/31		825,000	771,375
Ford Motor Credit 9.875% 8/10/11		650,000	688,060
Goodyear Tire & Rubber 10.50% 5/15/16		315,000	352,406
#Harrah's Operating 144A 10.00% 12/15/18		475,000	413,250
*#Harrah's Operating Escrow 144A 11.25% 6/1/17		335,000	366,825
International Game Technology 7.50% 6/15/19		525,000	612,327
#Invista 144A 9.25% 5/1/12		200,000	203,500
Macy's Retail Holdings
6.65% 7/15/24		1,000,000	967,500
8.875% 7/15/15		150,000	172,875
MGM MIRAGE
13.00% 11/15/13		175,000	206,500
#144A 10.375% 5/15/14		90,000	99,000
#144A 11.125% 11/15/17		110,000	125,538
*OSI Restaurant Partners 10.00% 6/15/15		675,000	698,625
*#Pinnacle Entertainment 144A 8.625% 8/1/17		280,000	294,000
Quiksilver 6.875% 4/15/15		700,000	648,375
*Ryland Group 8.40% 5/15/17		475,000	524,875
*Sally Holdings 10.50% 11/15/16		260,000	286,650
Wal-Mart Stores 6.20% 4/15/38		615,000	679,354
Wyndham Worldwide 7.375% 3/1/20		1,930,000	1,996,382
			15,203,250
Consumer Non-Cyclical – 4.52%
Amgen
5.75% 3/15/40		65,000	66,353
6.40% 2/1/39		3,250,000	3,616,482
*ARAMARK 8.50% 2/1/15		150,000	154,688
#Brambles USA 144A 5.35% 4/1/20		1,295,000	1,321,381
Community Health Systems 8.875% 7/15/15		495,000	520,988
HCA
9.25% 11/15/16		530,000	574,388
PIK 9.625% 11/15/16		125,000	136,250
Inverness Medical Innovations 9.00% 5/15/16		250,000	255,625
*Jarden 7.50% 5/1/17		165,000	169,538
Kraft Foods 6.50% 2/9/40		3,510,000	3,790,284
Life Technologies 6.00% 3/1/20		3,365,000	3,547,103
Supervalu 7.50% 11/15/14		460,000	474,950
US Oncology Holdings PIK 6.643% 3/15/12		309,000	296,640
			14,924,670
Electric – 8.49%
AES 8.00% 6/1/20		325,000	334,750
#American Transmission Systems 144A 5.25% 1/15/22		3,150,000	3,236,848
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19		2,850,000	3,113,624
CMS Energy 8.75% 6/15/19		1,035,000	1,189,774

Duke Energy Carolinas 6.05% 4/15/38		1,480,000	1,616,992
#Enel Finance International 144A 6.00% 10/7/39		2,500,000	2,360,515
*Energy Future Holdings 10.875% 11/1/17		175,000	138,688
Florida Power 6.35% 9/15/37		1,500,000	1,689,767
*Florida Power & Light 5.69% 3/1/40		2,200,000	2,275,874
Illinois Power 9.75% 11/15/18		3,680,000	4,840,568
Ipalco Enterprises 8.125% 11/14/11		275,000	292,188
NRG Energy
7.375% 2/1/16		475,000	471,438
7.375% 1/15/17		180,000	177,750
•Puget Sound Energy 6.974% 6/1/67		300,000	286,116
Southwestern Electric Power 6.20% 3/15/40		3,550,000	3,670,913
•Wisconsin Energy 6.25% 5/15/67		2,405,000	2,321,053
			28,016,858
Energy – 5.93%
Anadarko Finance 7.50% 5/1/31		1,625,000	1,876,373
Chesapeake Energy 7.25% 12/15/18		610,000	613,050
#Hercules Offshore 144A 10.50% 10/15/17		315,000	326,025
#New World Resources 144A 7.875% 5/1/18	EUR	132,000	180,605
Nexen 7.50% 7/30/39	USD	1,740,000	2,085,414
Noble Energy 8.25% 3/1/19		1,125,000	1,387,209
Petrobras International Finance 6.875% 1/20/40		1,550,000	1,611,090
#PetroHawk Energy 144A 10.50% 8/1/14		370,000	410,700
Pride International 8.50% 6/15/19		2,395,000	2,763,231
Talisman Energy 6.25% 2/1/38		3,090,000	3,256,498
Transocean 6.80% 3/15/38		1,420,000	1,573,964
Weatherford International
7.00% 3/15/38		995,000	1,106,264
9.625% 3/1/19		1,830,000	2,370,476
			19,560,899
Finance Companies – 5.30%
*Capital One Capital V 10.25% 8/15/39		3,530,000	4,258,062
Capital One Capital VI 8.875% 5/15/40		445,000	497,432
Cardtronics 9.75% 8/15/13		450,000	468,563
#CDP Financial 144A 5.60% 11/25/39		2,525,000	2,578,719
City National Capital Trust I 9.625% 2/1/40		1,240,000	1,393,992
FTI Consulting 7.75% 10/1/16		375,000	387,656
General Electric Capital
5.875% 1/14/38		950,000	942,201
*6.75% 3/15/32		3,000,000	3,281,394
*6.875% 1/10/39		900,000	1,003,727
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		1,250,000	956,250
#International Lease Finance 144A 8.75% 3/15/17		1,725,000	1,716,375
			17,484,371
Insurance – 2.99%
•Chubb 6.375% 3/29/67		1,540,000	1,557,325
•Genworth Financial 6.15% 11/15/66		1,200,000	969,000
•#Liberty Mutual 144A 7.00% 3/15/37		1,050,000	931,769
•#MetLife Capital Trust X 144A 9.25% 4/8/38		2,845,000	3,342,875
Transatlantic Holdings 8.00% 11/30/39		704,000	740,862
UnitedHealth Group
5.80% 3/15/36		2,210,000	2,131,050
6.50% 6/15/37		200,000	212,042
			9,884,923
Natural Gas – 10.01%
@Boston Gas 6.95% 12/1/23		200,000	215,021
El Paso
7.25% 6/1/18		100,000	104,441
8.25% 2/15/16		115,000	125,350
Enbridge Energy Partners
•8.05% 10/1/37		1,875,000	1,907,505
9.875% 3/1/19		125,000	165,745
Energy Transfer Partners 9.70% 3/15/19		3,545,000	4,588,417
Enterprise Products Operating
6.125% 10/15/39		1,710,000	1,754,886
•7.034% 1/15/68		2,310,000	2,235,288
•8.375% 8/1/66		895,000	931,926
Inergy Finance 8.75% 3/1/15		170,000	179,775
Kinder Morgan Energy Partners 7.30% 8/15/33		4,320,000	5,010,020
#Midcontinent Express Pipeline 144A 6.70% 9/15/19		2,265,000	2,414,662

Plains All American Pipeline 6.65% 1/15/37		4,915,000	5,231,325
#Rockies Express Pipeline 144A 5.625% 4/15/20		2,195,000	2,199,695
Sempra Energy 6.00% 10/15/39		1,470,000	1,510,371
•TransCanada Pipelines 6.35% 5/15/67		2,940,000	2,831,155
#Williams Partners 144A 6.30% 4/15/40		1,565,000	1,626,730
			33,032,312
Real Estate – 1.66%
ProLogis
6.875% 3/15/20		1,640,000	1,626,676
7.375% 10/30/19		1,455,000	1,514,827
Regency Centers 5.875% 6/15/17		1,140,000	1,163,631
•#USB Realty 144A 6.091% 12/29/49		1,400,000	1,186,500
			5,491,634
Technology – 0.27%
*First Data 9.875% 9/24/15		960,000	883,200
			883,200
Total Corporate Bonds (cost $262,329,386)			284,217,876

Municipal Bonds – 2.74%
Chicago, Illinois O’Hare International Airport Build America Bonds Series B 6.395% 1/1/40		3,800,000	4,022,908
Metropolitan Transportation Authority New York, New York Dedicated Tax Fund Build America Bonds
(Metropolitan Transit Authority) Series A-2 6.089% 11/15/40		3,205,000	3,308,201
Oregon State Department of Transportation Highway User Tax Revenue Build America Bonds
(Taxable Sub Lien Direct Payment) Series A 5.834% 11/15/34		1,605,000	1,696,806
Total Municipal Bonds (cost $8,635,790)			9,027,915

Non-Agency Asset Backed Securities – 1.14%
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		550,000	621,746
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		1,505,000	1,761,179
CNH Equipment Trust Series 2008-A A3 4.12% 5/15/12		61,238	61,839
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		960,000	1,077,708
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		190,000	186,266
Mid-State Trust Series 11 A1 4.864% 7/15/38		47,262	44,626
Total Non-Agency Asset Backed Securities (cost $3,309,639)			3,753,364

Regional Authority – 0.17%
Canada – 0.17%
Province of Quebec Canada 4.50% 12/1/19	CAD	570,000	566,612
Total Regional Authority (cost $554,564)			566,612

«Senior Secured Loans – 3.23%
Affinion Group Tranche Term Loan B 5.00% 10/7/16	USD	660,000	654,816
Alliance Healthcare Services Tranche Term Loan 5.50% 6/1/16		389,025	389,754
Avis Budget Car Rental Tranche Term Loan B-2 4.00% 4/21/14		86,681	86,519
Bausch & Lomb
Parent Tranche Term Loan B 3.501% 4/11/15		596,852	585,717
Tranche Term Loan DD 3.501% 4/11/15		144,749	142,049
Burlington Coat Factory Warehouse Tranche Term Loan 2.50% 5/28/13		462,359	443,982
BWAY Holding Bridge Tranche Term Loan 9.50% 12/30/11		330,000	330,000
Cengage Learning Acquisitions Tranche Term Loan 7.50% 7/7/14		518,909	526,044
Charter Communications Operating Tranche Term Loan B 2.25% 3/6/14		215,000	204,090
Chester Downs & Marina Tranche Term Loan 12.375% 12/31/16		376,500	391,089
Dana Holdings Tranche Term Loan B 4.50% 1/30/15		218,682	216,996
Delta Air Lines Tranche Term Loan 8.75% 9/16/13		687,298	698,751
Flextronics International Tranche Term Loan B 2.501% 10/1/12		709,260	697,912
Ford Motor Tranche Term Loan B 3.258% 12/15/13		509,403	492,784
Graham Packaging Tranche Term Loan C 6.75% 4/5/14		309,048	312,235
Harrah's Operating Tranche Term Loan B 9.50% 10/31/16		523,688	544,271
JohnsonDiversey Tranche Term Loan B 5.50% 11/24/15		538,650	545,722
Nuveen Investments
Tranche Term Loan B 3.302% 11/13/14		308,859	282,143
Tranche Term Loan Second Lien 12.50% 7/9/15		295,000	328,188
Pilot Travel Centers Tranche Term Loan A 5.25% 1/15/15		340,000	341,700
Reynolds & Reynolds Tranche Term Loan 5.25% 4/3/17		335,000	335,087
Rite Aid Tranche Term Loan 9.50% 6/5/15		200,000	209,208
Smurfit-Stone Container Enterprises Tranche Term Loan 6.75% 1/2/16		460,000	462,183
Telesat Canada
Tranche Term Loan B 3.24% 10/31/14		243,417	240,025
Tranche Term Loan II 3.24% 10/31/14		20,908	20,616
Texas Competitive Electric Tranche Term Loan B2 3.729% 10/10/14		612,687	504,069

Toys R Us Tranche Term Loan B 4.479% 7/19/12		185,000	185,064
Univision Communications Tranche Term Loan B 2.533% 9/29/14		540,000	493,204
Total Senior Secured Loans (cost $10,187,060)			10,664,218

Sovereign Agencies – 0.40%
Brazil – 0.40%
#Banco Nacional de Desenvolvimento Economico e Social 144A
5.50% 7/12/20		965,000	965,000
6.369% 6/16/18		340,000	358,700
Total Sovereign Agencies (cost $1,307,287)			1,323,700

Sovereign Debt – 1.06%
Indonesia – 0.72%
Indonesia Government
10.75% 5/15/16	IDR	5,909,000,000	736,204
11.00% 11/15/20	IDR	12,641,000,000	1,647,875
			2,384,079
Mexico – 0.23%
Mexican Bonos
7.50% 6/3/27	MXN	7,389,000	587,242
7.75% 12/14/17	MXN	1,955,000	164,332
			751,574
Poland – 0.11%
Poland Government 5.50% 10/25/19	PLN	1,115,000	375,209
			375,209
Total Sovereign Debt (cost $3,233,469)			3,510,862

Supranational Banks – 0.69%
European Bank for Reconstruction & Development 9.25% 9/10/12	BRL	340,000	192,373
European Investment Bank 11.25% 2/14/13	BRL	360,000	212,256
International Bank for Reconstruction & Development 5.75% 10/21/19	AUD	1,041,000	928,760
International Finance 5.75% 3/16/15	AUD	1,041,000	953,117
Total Supranational Banks (cost $2,253,037)			2,286,506

U.S. Treasury Obligations – 0.71%
U.S. Treasury Note 3.625% 2/15/20	USD	995,000	992,202
^¥U.S. Treasury Strip Principal 4.85% 2/15/40		5,500,000	1,342,270
Total U.S. Treasury Obligations (cost $2,300,856)			2,334,472

		Number of
		Shares
•Preferred Stock – 0.52%
PNC Financial Services Group 8.25%		1,615,000	1,730,329

Total Preferred Stock (cost $1,588,134)			1,730,329

		Principal
		amount°
≠Discount Note – 0.09%
Federal Home Loan Bank 0.06% 5/3/10	USD	285,002	285,001
Total Discount Note (cost $285,001)			285,001

Total Value of Securities Before Securities Lending Collateral – 99.69%
(cost $304,778,577)			329,100,298

		Number of
		Shares
Securities Lending Collateral** – 1.42%
Investment Companies
Mellon GSL DBT II Collateral Fund		4,274,883	4,274,883
BNY Mellon SL DBT II Liquidating Fund		424,033	419,369
@†Mellon GSL Reinvestment Trust II		101,515	4,314
Total Securities Lending Collateral (cost $4,800,431)			4,698,566

Total Value of Securities – 101.11%
(cost $309,579,008)			333,798,864	©
Obligation to Return Securities Lending Collateral** – (1.45%)			(4,800,431)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.34%***			1,122,706
Net Assets Applicable to 52,894,122 Shares Outstanding – 100.00%			$330,121,139

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SGD – Singapore Dollar
TWD – Taiwan Dollar
USD – United States Dollar

ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
•Variable rate security. The rate shown is the rate as of April 30, 2010. Interest rates reset periodically.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate is in effect at April 30, 2010.
^Zero coupon security. The rate shown is the yield at the time of purchase.
@Illiquid security. At April 30, 2010, the aggregate amount of illiquid securities was $1,242,378, which represented 0.38% of the Fund’s net assets. See Note 5 in “Notes.” #Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2010, the aggregate amount of Rule 144A securities was $70,561,693, which represented 21.37% of the Fund’s net assets. See Note 5 in "Notes."
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2010.
¥Fully or partially pledged as collateral for financial futures contracts.
†Non income producing security.
*Fully or partially on loan.
**See Note 4 in “Notes.”
***Includes $130,000 cash collateral for financial futures contracts.
©Includes $4,690,958 of securities loaned.

Summary of Abbreviations:
CDS – Credit Default Swap
PIK – Pay-in-kind
yr – Year

1The following foreign currency exchange contracts, financial futures contracts and swap contracts were outstanding at April 30, 2010:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	42,560	USD	(39,379)	6/1/10	$(153)
BRL	450,000	USD	(256,235)	6/1/10	959
BRL	827,094	USD	(470,608)	6/1/10	2,111
CAD	(290,975)	USD	291,138	6/1/10	4,747
EUR	13,605	USD	(18,105)	6/1/10	13
GBP	(318)	USD	492	6/1/10	5
IDR	(1,868,226,000)	USD	207,465	6/1/10	1,325
KRW	1,160,212,248	USD	(1,051,107)	6/1/10	(5,501)
MYR	2,085,720	USD	(655,413)	6/1/10	(1,856)
NOK	6,856,687	USD	(1,162,330)	6/1/10	(1,616)
NOK	1,419,090	USD	(240,879)	6/1/10	(652)
NZD	6,213	USD	(4,480)	6/1/10	26
PLN	(1,147,814)	USD	392,791	6/1/10	4,492
SGD	906,919	USD	(663,389)	6/1/10	(1,581)
TWD	20,429,500	USD	(655,948)	6/1/10	(3,670)
					$(1,351)

Financial Futures Contracts

				Unrealized
				Appreciation
Contracts to Buy (Sell)	Notional Cost	Notional Value	Expiration Date	(Deprecation)
(178) U.S. Treasury 10 yr Note	$(20,763,008)	$(20,987,313)	6/21/10	$(224,305)
406 U.S. Treasury Long Bond	47,265,496	48,339,375	6/30/10	1,073,879
307 U.S. Treasury Ultra Term Bond	36,738,516	38,077,594	6/30/10	1,339,078
				$2,188,652

Swap Contracts
CDS Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
ITRAXX EUR Sub Financials 5 yr CDS	$2,150,000	1.00%	12/20/14	$4,304
Kingdom of Spain 5 yr CDS	800,000	1.00%	3/20/15	7,330
Goldman
Sunoco 5 yr CDS	520,000	1.00%	3/20/15	(8,036)
JPMorgan Securities
Donnelley (R.R.) & Sons CDS	1,285,000	5.00%	6/20/14	(220,375)
Penney (J.C.) 5 yr CDS	1,260,000	1.00%	3/20/15	(5,158)
Portuguese Republic 5 yr CDS	474,000	1.00%	3/20/15	30,140
Portuguese Republic 5 yr CDS	756,000	1.00%	6/22/15	28,737
Sunoco 5 yr CDS	185,000	1.00%	3/20/15	3,052
Total	$7,430,000			$(160,006)

Protection Sold:
Citigroup Global Markets
MetLife 5 yr CDS	$825,000	5.00%	9/20/14	$47,117
JPMorgan Securities
Macy’s 5 yr CDS	1,260,000	1.00%	3/20/15	20,944
MetLife 5 yr CDS	235,000	1.00%	12/20/14	5,695
Valero Energy 5 yr CDS	185,000	1.00%	3/20/15	(210)
Morgan Stanley
Valero Energy 5 yr CDS	520,000	1.00%	3/20/15	11,122
	$3,025,000			$84,668
Total				$75,338

The use of foreign currency exchange contracts, financial futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Extended Duration Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$309,795,188
Aggregate unrealized appreciation	25,040,023
Aggregate unrealized depreciation	(1,036,347)
Net unrealized appreciation	$24,003,676

For federal income tax purposes, at July 31, 2009, capital loss carryforwards of $16,724,025 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $807,298 expires in 2014, $2,899,754 expires in 2015, $2,909,487 expires in 2016, and $10,107,486 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of April 30, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$6,898,794	$-	$6,898,794
Corporate Debt	-	300,713,417	422,690	301,136,107
Foreign Debt	-	7,283,051	404,629	7,687,680
Municipal Bonds	-	9,027,915	-	9,027,915
U.S. Treasury Obligations	2,334,472	-	-	2,334,472
Short-Term	-	285,001	-	285,001
Securities Lending Collateral	4,274,883	419,369	4,314	4,698,566
Other	-	1,730,329	-	1,730,329
Total	$6,609,355	$326,357,876	$831,633	$333,798,864

Foreign Currency Exchange Contracts	$-	$(1,351)	$-	$(1,351)
Financial Futures Contracts	$-	$2,188,652	$-	$2,188,652
Swaps Contracts	$-	$(75,338)	$-	$(75,338)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Total
Balance as of 7/31/09	$79,206	$641,159	$610,496	$10	$1,330,871
Purchases	-	403,357	189,471	-	592,828
Sales	(114,833)	(843,605)	(442,520)	-	(1,400,958)
Net realized gain (loss)	(5,507)	(833,911)	30,146	-	(809,272)
Net change in unrealized
appreciation/depreciation	41,134	1,055,690	17,036	4,304	1,118,164
Balance as of 4/30/10	$-	$422,690	$404,629	$4,314	$831,633

Net change in unrealized
appreciation/depreciation
from investments
still held as of 4/30/10	$-	$19,333	$18,250	$4,304	$41,887

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's year ending July 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3 Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2010, the aggregate unrealized depreciation of credit default swaps was $75,338. The Fund had posted $130,000 as collateral, net of collateral received, for certain open derivatives, which is presented as restricted cash on the schedule of investments. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2010, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $4,405,000 less the value of the contracts' related reference obligations.

As disclosed in the footnotes to the schedule of investments, at April 30, 2010, the notional value of the protection sold was $3,025,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At April 30, 2010, the net unrealized appreciation of the protection sold was $84,668.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of April 30, 2010 was as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward currency contracts)	Receivables and other assets net of liabilities	$5,080	Liabilities net of receivables and other assets	$(6,431)

Interest rate contracts (Futures)	Receivables and other assets net of liabilities	2,188,652	Liabilities net of receivables and other assets	-

Credit Contracts (Swaps)	Receivables and other assets net of liabilities	69,874	Liabilities net of receivables and other assets	(145,212)
Total		$2,263,606		$(151,643)

The effect of derivative instruments on the statement of operations for the period ended April 30, 2010 was as follows:

		Realized Gain or
	Location of Gain or	Loss on Derivatives	Change in Unrealized Appreciation or
	Loss on Derivatives	Recognized in	Depreciation on Derivatives Recognized in
	Recognized in Income	Income	Income
Foreign exchange contracts (Forward currency contracts)	Net realized gain on forward currency contracts/unrealized appreciation/depreciation of investments and foreign currencies	$201,409	$(25,695)
Interest rate contracts (Futures)	Net realized gain on futures contracts/net change in unrealized appreciation/depreciation of investments and foreign currencies	701,038	1,376,807
Credit Contracts (Swaps)	Net realized gain on swap contracts/net change in unrealized appreciation/depreciation of investments and foreign currencies	33,179	97,558
Total		$935,626	$1,448,670

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Fund’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Fund will not make additional investments of cash collateral in the Liquidating Fund; the Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2010 the value of securities on loan was $4,690,958, for which cash collateral was received and invested in accordance with the Lending Agreement. At April 30, 2010, the value of invested collateral was $4,698,566. Such investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors LP. (DDLP), and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

7. Subsequent Event
Management has determined no material events or transactions occurred subsequent to April 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware High-Yield Opportunities Fund

April 30, 2010

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Convertible Bonds – 0.36%
Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24	$270,000	$254,813
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/24	1,757,000	1,546,160
†Mirant (Escrow) 2.50% exercise price $67.95, expiration date 6/15/21	1,685,000	0
Total Convertible Bonds (cost $1,721,487)		1,800,973

Corporate Bonds – 93.62%
Basic Industry – 8.16%
AK Steel 7.625% 5/15/20	2,110,000	2,183,850
#Algoma Acquisition 144A 9.875% 6/15/15	2,455,000	2,356,800
#Appleton Papers 144A 10.50% 6/15/15	1,915,000	1,953,300
Century Aluminum 8.00% 5/15/14	1,885,500	1,871,359
#Essar Steel Algoma 144A 9.375% 3/15/15	250,000	257,500
#Evraz Group 144A 9.50% 4/24/18	1,080,000	1,150,200
#FMG Finance 144A 10.625% 9/1/16	4,272,000	5,040,959
*Hexion US Finance 9.75% 11/15/14	3,175,000	3,294,063
#MacDermid 144A 9.50% 4/15/17	4,414,000	4,579,524
Millar Western Forest Products 7.75% 11/15/13	1,030,000	955,325
#Momentive Performance Materials 144A 12.50% 6/15/14	944,000	1,066,720
NewPage
*11.375% 12/31/14	229,000	236,443
#144A 11.375% 12/31/14	2,075,000	2,142,438
•Noranda Aluminium Acquisition PIK 5.274% 5/15/15	1,485,570	1,288,732
Novelis
7.25% 2/15/15	1,185,000	1,173,150
11.50% 2/15/15	970,000	1,071,850
#PE Paper Escrow 144A 12.00% 8/1/14	1,075,000	1,227,567
@=Port Townsend 7.32% 8/27/12	962,902	698,104
Ryerson
•7.624% 11/1/14	935,000	880,069
12.00% 11/1/15	2,196,000	2,385,405
#Steel Dynamics 144A 7.625% 3/15/20	1,755,000	1,825,200
Teck Resources
10.25% 5/15/16	485,000	586,850
10.75% 5/15/19	1,055,000	1,318,750
Verso Paper Holdings 11.375% 8/1/16	1,540,000	1,482,250
		41,026,408
Brokerage – 1.92%
#Cemex Finance 144A 9.50% 12/14/16	2,160,000	2,192,400
E Trade Financial PIK 12.50% 11/30/17	4,026,000	4,831,200
#Penson Worldwide 144A 12.50% 5/15/17	2,540,000	2,616,200
		9,639,800
Capital Goods – 6.78%
#Associated Materials/Finance 144A 9.875% 11/15/16	230,000	253,000
BWAY 10.00% 4/15/14	3,171,000	3,488,100
•#C8 Capital 144A 6.64% 12/31/49	1,705,000	1,247,124
Casella Waste Systems 9.75% 2/1/13	2,179,000	2,206,238
#DAE Aviation Holdings 144A 11.25% 8/1/15	1,980,000	1,984,950
Graham Packaging 9.875% 10/15/14	2,175,000	2,278,313
Graphic Packaging International 9.50% 6/15/17	1,665,000	1,798,200
Intertape Polymer 8.50% 8/1/14	1,290,000	1,109,400
*Manitowoc 9.50% 2/15/18	2,255,000	2,379,025
#Plastipak Holdings 144A
8.50% 12/15/15	858,000	880,523
10.625% 8/15/19	925,000	1,032,531
#Ply Gem Industries 144A 13.125% 7/15/14	2,220,000	2,319,900
Pregis 12.375% 10/15/13	4,701,000	4,771,514
*RBS Global/Rexnord 11.75% 8/1/16	2,316,000	2,527,335
Solo Cup 8.50% 2/15/14	1,232,000	1,244,320

ΦThermadyne Holdings 11.50% 2/1/14	2,289,000	2,346,225
#Trimas 144A 9.75% 12/15/17	1,697,000	1,758,516
#USG 144A 9.75% 8/1/14	408,000	442,680
		34,067,894
Consumer Cyclical – 10.02%
#Allison Transmission 144A 11.00% 11/1/15	2,910,000	3,157,350
American Axle & Manufacturing 7.875% 3/1/17	3,344,000	3,201,880
Ames True Temper 10.00% 7/15/12	1,490,000	1,482,550
ArvinMeritor
*8.125% 9/15/15	2,277,000	2,245,691
10.625% 3/15/18	1,315,000	1,420,200
Beazer Homes USA
8.125% 6/15/16	1,745,000	1,649,025
8.375% 4/15/12	1,371,000	1,377,855
Burlington Coat Factory Investment Holdings 14.50% 10/15/14	4,345,000	4,670,874
*Ford Motor 7.45% 7/16/31	3,840,000	3,590,399
Ford Motor Credit
7.00% 4/15/15	145,000	147,609
12.00% 5/15/15	2,915,000	3,530,456
‡General Motors 7.20% 1/15/11	3,920,000	1,479,800
Interface
9.50% 2/1/14	195,000	202,313
#144A 11.375% 11/1/13	686,000	788,900
K Hovnanian Enterprises
6.25% 1/15/15	527,000	447,950
7.50% 5/15/16	954,000	813,285
10.625% 10/15/16	968,000	1,064,800
#Landry's Restaurants 144A 11.625% 12/1/15	3,035,000	3,292,975
M/I Homes 6.875% 4/1/12	988,000	992,940
#Norcraft Finance 144A 10.50% 12/15/15	1,496,000	1,596,980
Norcraft Holdings/Capital 9.75% 9/1/12	946,000	899,883
*OSI Restaurant Partners 10.00% 6/15/15	2,353,000	2,435,355
Quiksilver 6.875% 4/15/15	3,390,000	3,139,988
*Rite Aid 9.375% 12/15/15	1,398,000	1,254,705
Sally Holdings 10.50% 11/15/16	1,764,000	1,944,810
Standard Pacific
8.375% 5/15/18	1,210,000	1,234,200
10.75% 9/15/16	1,074,000	1,221,675
*Tenneco 8.625% 11/15/14	1,030,000	1,066,050
		50,350,498
Consumer Non-Cyclical – 7.79%
Accellent 10.50% 12/1/13	1,491,000	1,509,638
#Alion Science & Technology PIK 144A 12.00% 11/1/14	1,835,000	1,926,750
#Alliance One International 144A
10.00% 7/15/16	350,000	372,750
*10.00% 7/15/16	1,535,000	1,634,775
Bausch & Lomb 9.875% 11/1/15	1,534,000	1,627,958
#BioScrip 144A 10.25% 10/1/15	2,285,000	2,353,549
#Cott Beverages 144A 8.375% 11/15/17	1,295,000	1,356,513
DJO Finance
10.875% 11/15/14	693,000	762,300
11.75% 11/15/14	1,730,000	1,851,100
Inverness Medical Innovations 9.00% 5/15/16	1,381,000	1,412,073
JBS USA Finance 11.625% 5/1/14	992,000	1,150,720
#JohnsonDiversey Holdings 144A 10.50% 5/15/20	4,893,000	5,467,927
LVB Acquisition 11.625% 10/15/17	1,851,000	2,082,375
#Novasep Holding 144A 9.75% 12/15/16	2,145,000	2,177,174
#Quintiles Transnational PIK 144A 9.50% 12/30/14	1,015,000	1,030,225
#ServiceMaster PIK 144A 10.75% 7/15/15	2,023,000	2,167,139
Smithfield Foods
*7.75% 7/1/17	1,854,000	1,842,413
#144A 10.00% 7/15/14	503,000	567,133
#Tops Markets 144A 10.125% 10/15/15	1,990,000	2,109,400
Universal Hospital Services PIK 8.50% 6/1/15	877,000	874,808
#Viskase 144A
9.875% 1/15/18	585,000	599,625
*9.875% 1/15/18	2,018,000	2,068,450
*Yankee Acquisition 9.75% 2/15/17	2,109,000	2,214,449
		39,159,244

Energy – 11.77%
#Antero Resources Finance 144A 9.375% 12/1/17	1,611,000	1,675,440
#Aquilex Holdings 144A 11.125% 12/15/16	1,595,000	1,738,550
Chesapeake Energy
6.625% 1/15/16	442,000	437,580
7.25% 12/15/18	175,000	175,875
9.50% 2/15/15	2,925,000	3,221,155
Complete Production Service 8.00% 12/15/16	1,135,000	1,166,213
Copano Energy 7.75% 6/1/18	1,031,000	1,051,620
*#Crosstex Energy/Finance 144A 8.875% 2/15/18	1,820,000	1,901,900
Denbury Resources 9.75% 3/1/16	378,000	419,580
#Drummond 144A 9.00% 10/15/14	2,095,000	2,204,988
•Enterprise Products Operating 8.375% 8/1/66	1,194,000	1,243,262
#Global Geophysical Services 144A 10.50% 5/1/17	1,075,000	1,058,875
Headwaters 11.375% 11/1/14	2,052,000	2,180,250
#Helix Energy Solutions Group 144A 9.50% 1/15/16	2,430,000	2,539,350
#Hercules Offshore 144A 10.50% 10/15/17	2,519,000	2,607,165
#Hilcorp Energy I 144A
7.75% 11/1/15	1,140,000	1,145,700
8.00% 2/15/20	1,405,000	1,376,900
#Holly 144A 9.875% 6/15/17	1,712,000	1,789,040
International Coal Group 9.125% 4/1/18	2,250,000	2,340,000
Key Energy Services 8.375% 12/1/14	1,899,000	1,946,475
#Linn Energy/Finance 144A 8.625% 4/15/20	2,425,000	2,528,063
Mariner Energy 8.00% 5/15/17	1,899,000	2,103,143
#Murray Energy 144A 10.25% 10/15/15	2,222,000	2,321,990
*#NFR Energy/Finance 144A 9.75% 2/15/17	2,520,000	2,494,800
OPTI Canada
7.875% 12/15/14	2,358,000	2,257,785
8.25% 12/15/14	2,629,000	2,536,985
PetroHawk Energy
7.875% 6/1/15	2,245,000	2,329,188
#144A 10.50% 8/1/14	140,000	155,400
Petroleum Development 12.00% 2/15/18	2,107,000	2,275,560
#Pioneer Drilling 144A 9.875% 3/15/18	1,145,000	1,185,075
Quicksilver Resources 7.125% 4/1/16	3,068,000	2,983,629
#SandRidge Energy 144A
8.75% 1/15/20	1,850,000	1,868,500
9.875% 5/15/16	1,805,000	1,904,275
		59,164,311
Finance & Investments – 9.07%
•American International Group 8.175% 5/15/58	4,122,000	3,601,598
•BAC Capital Trust XIV 5.63% 12/31/49	3,020,000	2,234,800
•#C5 Capital 144A 6.196% 12/31/49	475,000	346,104
Capital One Capital V 10.25% 8/15/39	2,723,000	3,284,619
City National Capital Trust I 9.625% 2/1/40	2,042,000	2,295,590
#Express Finance 144A 8.75% 3/1/18	1,555,000	1,609,425
*•Genworth Financial 6.15% 11/15/66	4,494,000	3,628,905
GMAC 8.00% 12/31/18	2,390,000	2,404,938
•#HBOS Capital Funding 144A 6.071% 6/29/49	2,950,000	2,411,625
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	3,500,000	2,677,500
#International Lease Finance 144A 8.75% 3/15/17	1,180,000	1,174,100
•#Liberty Mutual Group 144A 7.00% 3/15/37	2,930,000	2,600,079
Nuveen Investments 10.50% 11/15/15	7,272,000	7,308,359
•#Rabobank Nederland 144A 11.00% 12/29/49	2,589,000	3,340,380
#Susser Holdings/Finance 144A 8.50% 5/15/16	2,240,000	2,214,128
•USB Capital IX 6.189% 4/15/49	3,185,000	2,798,819
@∏•XL Capital 6.50% 12/31/49	1,370,000	1,137,100
Zions Bancorporation
5.50% 11/16/15	225,000	215,971
5.65% 5/15/14	295,000	283,450
		45,567,490
Media – 7.48%
Affinion Group 11.50% 10/15/15	882,000	934,920
Cablevision Systems
8.00% 4/15/20	270,000	276,075
#144A 8.625% 9/15/17	895,000	948,700
#CCO Holdings/Capital 144A
*7.875% 4/30/18	530,000	541,925
8.125% 4/30/20	665,000	683,288
#Charter Communications Operating 144A 10.875% 9/15/14	2,125,000	2,411,875

Clear Channel Communications 10.75% 8/1/16	2,375,000	2,003,906
#Columbus International 144A 11.50% 11/20/14	2,945,000	3,250,691
DISH DBS 7.875% 9/1/19	2,065,000	2,178,575
#Gray Television 144A 10.50% 6/29/15	2,590,000	2,612,663
#MDC Partners 144A 11.00% 11/1/16	1,105,000	1,215,500
#Nexstar Broadcasting 144A 8.875% 4/15/17	2,275,000	2,331,875
Nielsen Finance
10.00% 8/1/14	1,481,000	1,562,455
11.50% 5/1/16	340,000	387,600
11.625% 2/1/14	206,000	234,840
Ω12.50% 8/1/16	2,662,000	2,595,450
#Sinclair Television Group 144A 9.25% 11/1/17	1,544,000	1,648,220
#Sitel Finance 144A 11.50% 4/1/18	2,280,000	2,325,600
#Umbrella Acquisition PIK 144A 9.75% 3/15/15	1,402,983	1,280,222
*#Univision Communications 144A 12.00% 7/1/14	1,405,000	1,559,550
#UPC Holding 144A 9.875% 4/15/18	790,000	837,400
#XM Satellite Radio Holdings 144A 13.00% 8/1/13	5,066,000	5,775,239
		37,596,569
Real Estate – 0.46%
*Felcor Lodging 10.00% 10/1/14	2,184,000	2,293,200
		2,293,200
Services Cyclical – 7.45%
AMH Holdings 11.25% 3/1/14	2,249,000	2,333,338
#Delta Air Lines 144A 12.25% 3/15/15	2,160,000	2,343,600
#Equinox Holdings 144A 9.50% 2/1/16	2,181,000	2,235,525
#General Maritime 144A 12.00% 11/15/17	2,157,000	2,351,130
#Harrah's Operating 144A 10.00% 12/15/18	2,930,000	2,549,100
#Kansas City Southern de Mexico 144A
8.00% 2/1/18	1,850,000	1,937,875
12.50% 4/1/16	325,000	385,938
MGM MIRAGE
13.00% 11/15/13	1,107,000	1,306,260
*#144A 11.375% 3/1/18	6,229,000	6,431,442
Mohegan Tribal Gaming Authority
*6.875% 2/15/15	551,000	438,045
7.125% 8/15/14	1,390,000	1,136,325
#NCL 144A 11.75% 11/15/16	2,437,000	2,717,255
‡@Northwest Airlines 10.00% 2/1/11	575,000	5,003
#Peninsula Gaming 144A 10.75% 8/15/17	2,490,000	2,558,475
*#Pinnacle Entertainment 144A 8.75% 5/15/20	2,715,000	2,721,788
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	2,735,000	2,338,425
#United Air Lines 144A 12.00% 11/1/13	3,406,000	3,652,934
		37,442,458
Services Non-Cyclical – 4.42%
#Ashtead Capital 144A 9.00% 8/15/16	2,025,000	2,095,875
Avis Budget Car Rental
7.75% 5/15/16	2,987,000	3,061,674
#144A 9.625% 3/15/18	2,415,000	2,620,274
HCA
9.25% 11/15/16	505,000	547,294
*PIK 9.625% 11/15/16	549,000	598,410
Iron Mountain 8.375% 8/15/21	2,350,000	2,493,937
#Radiation Therapy Services 144A 9.875% 4/15/17	2,375,000	2,434,375
#Radnet Management 144A 10.375% 4/1/18	2,375,000	2,297,813
RSC Equipment Rental III
*9.50% 12/1/14	1,955,000	2,018,538
#144A 10.25% 11/15/19	215,000	225,213
Select Medical 7.625% 2/1/15	1,625,000	1,551,875
•US Oncology PIK 6.643% 3/15/12	2,346,000	2,252,160
		22,197,438
Technology & Electronics – 3.34%
#Aspect Software 144A 10.625% 5/15/17	1,540,000	1,540,000
*First Data 9.875% 9/24/15	5,064,000	4,658,879
#International Wire Group 144A 9.75% 4/15/15	2,165,000	2,165,000
#MagnaChip Semiconductor/Finance 144A 10.50% 4/15/18	1,725,000	1,828,500
*NXP BV Funding 9.50% 10/15/15	2,370,000	2,334,450
Sanmina-SCI 8.125% 3/1/16	2,037,000	2,072,648
*SunGard Data Systems 10.25% 8/15/15	2,069,000	2,190,554
		16,790,031

Telecommunications – 11.88%
@=‡Allegiance Telecom 11.75% 2/15/11	2,300,000	0
#Clearwire Communications/Finance 144A
12.00% 12/1/15	2,115,000	2,215,463
*12.00% 12/1/15	2,165,000	2,257,013
*Cricket Communications
9.375% 11/1/14	1,300,000	1,350,375
10.00% 7/15/15	1,195,000	1,269,688
#Digicel 144A 8.25% 9/1/17	1,025,000	1,053,188
#Digicel Group 144A
*8.875% 1/15/15	1,245,000	1,251,225
*10.50% 4/15/18	1,075,000	1,152,938
PIK 144A 9.125% 1/15/15	1,045,000	1,060,675
#GCI 144A 8.625% 11/15/19	2,038,000	2,083,855
#Global Crossing 144A 12.00% 9/15/15	3,124,000	3,522,309
#GXS Worldwide 144A 9.75% 6/15/15	2,175,000	2,142,375
Intelsat 6.50% 11/1/13	1,495,000	1,483,788
Intelsat Bermuda
11.25% 2/4/17	5,016,000	5,279,339
PIK 11.50% 2/4/17	2,558,563	2,712,076
Level 3 Financing
9.25% 11/1/14	11,000	10,931
#144A 10.00% 2/1/18	1,242,000	1,229,580
MetroPCS Wireless
*9.25% 11/1/14	1,811,000	1,887,968
#144A 9.25% 11/1/14	197,000	205,373
#NII Capital 144A 10.00% 8/15/16	1,835,000	2,046,025
PAETEC Holding
8.875% 6/30/17	900,000	930,375
*9.50% 7/15/15	1,195,000	1,223,381
#Primus Telecommunications Holding 144A 13.00% 12/15/16	1,409,000	1,430,135
Sprint Capital 8.75% 3/15/32	3,895,000	3,914,474
#Telcordia Technologies 144A 11.00% 5/1/18	2,810,000	2,880,249
Telesat Canada
11.00% 11/1/15	1,045,000	1,175,625
12.50% 11/1/17	2,942,000	3,445,817
#Terremark Worldwide 144A 12.25% 6/15/17	1,836,000	2,120,580
#Viasat 144A 8.875% 9/15/16	1,070,000	1,100,763
Virgin Media Finance 8.375% 10/15/19	1,265,000	1,331,413
West 11.00% 10/15/16	2,367,000	2,550,442
#Wind Acquisition Finance 144A
11.75% 7/15/17	2,085,000	2,329,988
12.00% 12/1/15	965,000	1,034,963
		59,682,389
Utilities – 3.08%
AES
7.75% 3/1/14	300,000	306,750
8.00% 6/1/20	1,435,000	1,478,050
*Dynegy Holdings 7.75% 6/1/19	2,273,000	1,829,765
Edison Mission Energy
*7.00% 5/15/17	1,050,000	770,438
7.20% 5/15/19	400,000	288,000
Elwood Energy 8.159% 7/5/26	1,517,669	1,464,551
Energy Future Holdings
5.55% 11/15/14	1,462,000	1,105,464
*10.875% 11/1/17	892,000	706,910
*Mirant Americas Generation 8.50% 10/1/21	2,305,000	2,247,374
NRG Energy
7.375% 2/1/16	2,094,000	2,078,294
7.375% 1/15/17	355,000	350,563
Orion Power Holdings 12.00% 5/1/10	1,544,000	1,544,000
•Puget Sound Energy 6.974% 6/1/67	1,395,000	1,330,438
		15,500,597
Total Corporate Bonds (cost $435,191,474)		470,478,327

«Senior Secured Loans – 1.89%
BWAY Holding Bridge Term Tranche Loan 9.50% 12/30/11	5,025,000	5,025,000
Harrahs Chester Downs Term Tranche Loan 12.375% 12/31/16	914,375	949,807
PQ Term Tranche Loan 6.73% 7/30/15	2,504,000	2,322,460
Texas Competitive Electric Holdings Term Tranche Loan B2 3.729% 10/10/14	1,490,427	1,226,204
Total Senior Secured Loans (cost $9,125,862)		9,523,471

	Number of
	Shares
Common Stock – 0.45%
†Alliance HealthCare Service	107,528	576,350
∏=†Avado Brands	10,211	0
=†Calpine Escrow	2,490,000	0
=†Century Communications	4,250,000	0
†Delta Air Lines	99	1,196
†DIRECTV Class A	19,150	693,804
†Flextronics International	49,950	387,113
†GeoEye	7,900	225,150
†Mirant	1,775	20,697
†Mobile Mini	22,073	366,853
∏=†PT Holdings	3,285	33
†USgen	1,950,000	0
Total Common Stock (cost $5,186,913)		2,271,196
Preferred Stock – 0.00%
=Port Townsend	657	0
Total Preferred Stock (cost $650,430)		0

Warrant – 0.00%
=†Port Townsend	657	7
Total Warrant (cost $15,768)		7

	Principal
	Amount (U.S. $)
≠Discount Note – 2.50%
Federal Home Loan Bank 0.06% 5/3/10	$12,587,074	12,587,032
Total Discount Note (cost $12,587,032)		12,587,032

Total Value of Securities Before Securities Lending Collateral – 98.82%
(cost $464,478,966)		496,661,006

	Number of
	Shares
Securities Lending Collateral** – 5.18%
Investment Companies
Mellon GSL DBT II Collateral Fund	23,261,439	23,261,439
BNY Mellon SL DBT II Liquidating Fund	2,757,818	2,727,482
@†Mellon GSL Reinvestment Trust II	542,043	23,037
Total Securities Lending Collateral (cost $26,561,300)		26,011,958

Total Value of Securities – 104.00%
(cost $491,040,266)		522,672,964	©
Obligation to Return Securities Lending Collateral** – (5.28%)		(26,561,300)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.28%		6,446,267
Net Assets Applicable to 123,781,680 Shares Outstanding – 100.00%		$502,557,931

†Non income producing security.
‡Non income producing security. Security is currently in default.
≠The rate shown is the effective yield at the time of purchase.
*Fully or partially on loan.
**See Note 4 in “Notes.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
ΦStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2010.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2010, the aggregate amount of Rule 144A securities was $221,834,980 which represented 44.14% of the Fund’s’ net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2010, the aggregate amount of fair valued securities was $698,144, which represented 0.14% of the Fund’s’ net assets. See Note 1 in "Notes."
•Variable rate security. The rate shown is the rate as of April 30, 2010.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2010.
@Illiquid security. At April 30, 2010, the aggregate amount of illiquid securities was $1,863,244, which represented 0.37% of the Fund’s net assets. See Note 5 in “Notes.”
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At April 30, 2010, the aggregate amount of restricted securities was $1,137,133 or 0.23% of the Fund’s net assets. See Note 5 in “Notes.”
©Includes $25,982,728 of securities loaned.

PIK – Pay-in-kind

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Fund (Trust) – Delaware High-Yield Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2010, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$491,416,088
Aggregate unrealized appreciation	38,285,456
Aggregate unrealized depreciation	(7,028,580)
Net unrealized appreciation	$31,256,876

For federal income tax purposes, at July 31, 2009, capital loss carryforwards of $95,629,167 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $22,209,071 expires in 2010, $424,701 expires in 2014, $2,400,079 expires in 2015, $30,094,931 expires in 2016 and $40,500,385 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2010:

	Level 1	Level 2	Level 3	Total
Corporate Debt	$-	$481,104,667	$698,104	$481,802,771
Common Stock	2,271,163	-	33	2,271,196
Short-Term	-	12,587,032	-	12,587,032
Securities Lending Collateral	23,261,439	2,727,482	23,037	26,011,958
Other	-	-	7	7
Total	$25,532,602	$496,419,181	$721,181	$522,672,964

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Securities
	Corporate	Common		Lending
	Debt	Stock	Other	Collateral	Total
Balance as of 7/31/09	$698,104	$33	$7	$54	$698,198
Net change in unrealized
appreciation/depreciation	9,892	-	-	22,983	32,875
Sales	(9,892)	-	-	-	(9,892)
Balance as of 4/30/10	$698,104	$33	$7	$23,037	$721,181

Net change in unrealized
appreciation/depreciation from
investments still held as of 4/30/10	$9,892	$-	$-	$22,983	$32,875

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's year ending July 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts inflation swap contracts and credit default swap (CDS) contracts in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2010, the Fund entered into CDS contracts as a seller of protection. Periodic receipts on such contracts are accrued daily and recorded as unrealized gains on swap contracts. Upon receipt, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. During the period ended April 30, 2010, the Fund did not enter into any CDS contracts as a purchaser of protection. There were no outstanding swap contracts at April 30, 2010.

Credit default swaps may involve greater risks than when the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Fund’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Fund will not make additional investments of cash collateral in the Liquidating Fund; the Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2010, the value of securities on loan was $25,982,728, for which the Fund received collateral, comprised of non-cash collateral valued at $41,503, and cash collateral of $26,561,300. At April 30, 2010, the value of invested collateral was $26,011,958. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

7. Subsequent Event
Management has determined no material events or transactions occurred subsequent to April 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Diversified Floating Rate Fund

April 30, 2010

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Collateralized Mortgage Obligations – 7.39%
•Fannie Mae REMICs
Series 2003-121 FC 0.663% 2/25/28	$129,368	$129,307
Series 2007-109 NF 0.813% 12/25/37	69,498	69,614
•Freddie Mac REMICs
Series 2535 FK 0.65% 10/15/31	39,066	39,044
Series 3239 EF 0.60% 11/15/36	74,102	73,773
Series 3241 FM 0.63% 11/15/36	68,767	68,512
Total Agency Collateralized Mortgage Obligations (cost $379,668)		380,250

Agency Mortgage-Backed Securities – 1.39%
•Freddie Mac ARM 4.833% 2/1/35	68,318	71,753
Total Agency Mortgage-Backed Securities (cost $72,161)		71,753

Corporate Bonds – 35.83%
Banking – 6.84%
•Bank of America 0.537% 6/15/16	45,000	40,736
•Citigroup 0.529% 11/5/14	35,000	32,544
•#CoBank ACB 144A 0.857% 6/15/22	75,000	58,561
•JPMorgan Chase 4.44% 6/21/12	100,000	91,069
•PNC Funding 0.538% 1/31/14	35,000	33,687
•Regions Financial 0.455% 6/26/12	20,000	18,750
•USB Capital IX 6.189% 4/15/49	35,000	30,756
•Wachovia 0.673% 10/15/16	25,000	22,998
•Wachovia Capital Trust II 0.803% 1/15/27	30,000	22,967
		352,068
Basic Industry – 2.88%
ArcelorMittal 6.125% 6/1/18	30,000	32,391
Cytec Industries 8.95% 7/1/17	25,000	30,603
Dow Chemical 8.55% 5/15/19	20,000	24,479
Teck Resources 9.75% 5/15/14	50,000	61,000
		148,473
Brokerage – 1.40%
•Credit Suisse USA 0.544% 4/12/13	24,000	23,865
•Goldman Sachs Group 0.721% 3/22/16	35,000	32,273
Lazard Group 7.125% 5/15/15	15,000	15,889
		72,027
Capital Goods – 0.99%
Thermo Fisher Scientific 4.70% 5/1/20	50,000	50,934
		50,934
Communications – 7.24%
American Tower 7.00% 10/15/17	30,000	33,675
Comcast 5.15% 3/1/20	30,000	30,680
DirecTV Holdings/Financing 7.625% 5/15/16	30,000	33,528
•Qwest 3.507% 6/15/13	85,000	86,701
Rogers Communications 6.75% 3/15/15	30,000	34,313
Telecom Italia Capital 6.175% 6/18/14	30,000	32,258
•Telefonica Emisiones 0.58% 2/4/13	40,000	39,300
Time Warner Cable 8.25% 4/1/19	40,000	48,971
#Vivendi 144A 6.625% 4/4/18	30,000	33,285
		372,711

Consumer Non-Cyclical – 3.37%
•#Anheuser-Busch InBev Worldwide 144A 1.015% 3/26/13	35,000	35,067
Kraft Foods 5.375% 2/10/20	30,000	31,175
Life Technologies 6.00% 3/1/20	30,000	31,624
•Select Medical Holdings 6.143% 9/15/15	50,000	45,375
•Universal Hospital Services 3.859% 6/1/15	35,000	30,100
		173,341
Electric – 2.86%
CMS Energy 6.55% 7/17/17	30,000	31,526
•Columbus Southern Power 0.657% 3/16/12	80,000	80,109
•Georgia Power 0.577% 3/15/13	35,000	35,096
		146,731
Energy – 3.01%
Petrobras International Finance 5.75% 1/20/20	30,000	30,620
Pride International 8.50% 6/15/19	30,000	34,613
Weatherford International 4.95% 10/15/13	30,000	32,018
#Woodside Finance 144A 8.125% 3/1/14	50,000	57,879
		155,130
Finance Companies – 2.57%
•General Electric Capital 0.45% 5/11/16	145,000	132,406
		132,406
Natural Gas – 4.14%
•Enbridge Energy Partners 8.05% 10/1/37	35,000	35,607
•Enterprise Products Operating 8.375% 8/1/66	30,000	31,238
#Midcontinent Express Pipeline 144A 6.70% 9/15/19	30,000	31,982
Plains All American Pipeline 8.75% 5/1/19	40,000	49,816
•TransCanada PipeLines 6.35% 5/15/67	35,000	33,704
#Williams Partners 144A 5.25% 3/15/20	30,000	30,916
		213,263
Technology – 0.53%
National Semiconductor 6.60% 6/15/17	25,000	27,572
		27,572
Total Corporate Bonds (cost $1,826,837)		1,844,656

Non-Agency Asset-Backed Securities – 10.77%
•American Express Issuance Trust Series 2005-2 A 0.32% 8/15/13	25,000	24,880
•Bank of America Credit Card Trust
Series 2007-A9 A9 0.29% 11/17/14	50,000	49,764
Series 2008-A5 A5 1.45% 12/16/13	20,000	20,241
•Capital One Multi-Asset Execution Trust Series 2007-A4 A4 0.28% 3/16/15	100,000	99,573
•Chase Issuance Trust Series 2005-A6 A6 0.32% 7/15/14	100,000	99,650
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16	10,000	10,027
•#CNH Wholesale Master Note Trust Series 2009-1A A 144A 1.95% 7/15/15	100,000	100,764
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.33% 10/15/14	100,000	99,639
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.40% 1/15/15	50,000	50,131
Total Non-Agency Asset-Backed Securities (cost $553,638)		554,669

«Senior Secured Loans – 37.86%
Advanced Disposal Services 6.00% 1/2/15	25,000	25,219
Affinion Group Term Tranche Loan B 5.00% 10/9/16	25,000	24,804
AGFS Funding 7.25% 4/21/15	65,000	65,080
Allen Systems Group 8.50% 10/20/13	75,000	75,726
Allied Security Holdings 6.75% 2/23/15	49,854	50,041
Allison Transmission Term Tranche Loan B 3.002% 8/7/14	24,931	23,859
Anchor Glass Container 6.00% 2/3/16	25,000	24,985
ATI Holdings 7.00% 3/12/16	25,000	24,391
Avaya Term Tranche Loan B2 10.50% 10/27/14	24,937	25,654
Avis Budget Car Rental 4.00% 4/19/14	6,600	6,588
BE Aerospace 5.75% 7/28/14	21,415	21,612
Butler Animal Health Term Tranche Loan B 5.50% 12/31/15	65,000	65,676
Cengage Learning Acquisitions 7.50% 6/5/14	74,873	75,902
CF Industries Term Tranche Loan B 5.50% 4/15/15	25,000	25,190
Charter Communications Operating Term Tranche Loan B 2.25% 3/6/14	50,000	47,463
Community Health Systems
Term Tranche Loan B 2.502% 7/25/14	23,739	23,097
Term Tranche Loan DD 2.502% 7/25/14	1,216	1,191

Dana Holding Term Tranche Loan B 4.50% 1/30/15	23,075	22,897
Delos Aircraft Term Tranche Loan 2 7.00% 3/7/16	10,577	10,744
Delta Air Lines 8.75% 9/16/13	24,937	25,353
Diversey Term Tranche Loan B 5.50% 11/24/15	35,000	35,460
First Data Term Tranche Loan B2 3.00% 9/24/14	24,936	22,472
Flextronics International Term Tranche Loan B 2.501% 10/1/12	24,936	24,537
Ford Motor Term Tranche Loan B 3.258% 12/15/13	74,904	72,459
Freescale Semiconductor 4.50% 12/1/16	24,920	23,988
Goodyear Tire & Rubber 2nd Lien Term Loan 2.34% 4/30/14	25,000	23,927
Graham Packaging Term Tranche Loan C 6.75% 4/5/14	23,737	23,982
Harrah's Chester Downs 12.38% 12/31/16	49,522	51,441
Harrah's Operating Term Tranche Loan B 9.50% 10/31/16	49,938	51,900
Intelsat
Term Tranche Loan BA 2.728% 1/3/14	8,335	8,193
Term Tranche Loan BB 2.728% 1/3/14	8,333	8,190
Term Tranche Loan BC 2.728% 1/3/14	8,333	8,190
International Lease Finance Term Tranche Loan 1 6.75% 2/23/15	14,423	14,751
Level 3 Financing Term Tranche Loan B 11.50% 3/13/14	25,000	27,383
Lyondell Chemical 5.50% 3/14/16	25,000	25,125
MGM Mirage Term Tranche Loan E 5.00% 2/21/14	25,000	22,801
Nalco 6.50% 5/6/16	49,937	50,426
Nuveen Investments
2nd Lien Term Loan 12.50% 7/9/15	75,000	83,437
Term Tranche Loan B 3.302% 11/13/14	25,000	22,838
Pinnacle Foods Finance Term Tranche Loan C 7.50% 4/2/14	50,000	50,477
PQ 6.73% 7/30/15	50,000	46,375
Prime Healthcare Services Term Tranche Loan B 7.25% 2/19/15	25,000	24,500
Radnet Management Term Tranche Loan B 5.75% 3/12/16	25,000	25,025
RehabCare Group Term Tranche Loan B 6.00% 11/3/15	24,938	25,117
RSC Equipment Rental 2nd Lien Term Loan 3.817% 10/7/13	25,000	24,288
Revlon Consumer Products 6.00% 3/11/15	50,000	49,875
Reynolds & Reynolds 5.25% 4/21/17	25,000	25,007
Rite Aid 9.50% 6/5/15	25,000	26,151
Rockwood Specialties Group Term Tranche Loan H 6.00% 5/15/14	25,000	25,241
Roundy's Supermarkets 10.50% 4/16/16	50,000	50,667
Sinclair Television Group Term Tranche Loan B 6.50% 10/29/15	23,106	23,404
Smurfit-Stone Container Enterprises 6.75% 2/22/16	25,000	25,119
TASC Term Tranche Loan B 5.75% 12/18/14	24,938	25,078
Telcordia Technologies 6.75% 4/9/16	50,000	50,242
Texas Competitive Electric Holdings Term Tranche Loan B2 3.729% 10/10/14	74,936	61,651
TWCC Holding 5.00% 9/14/15	24,607	24,840
Univision Communications Term Tranche Loan B 2.533% 9/29/14	25,000	22,834
US Telepacific 9.50% 7/27/15	75,000	76,019
Total Senior Secured Loans (cost $1,931,760)		1,948,882

U.S. Treasury Obligations – 1.26%
U.S. Treasury Notes
2.50% 4/30/15	30,000	30,115
3.625% 2/15/20	35,000	34,901
Total U.S. Treasury Obligations (cost $64,347)		65,016

≠Discount Note – 10.55%
Federal Home Loan Bank 0.06% 5/3/10	543,003	543,001
Total Discount Note (cost $543,001)		543,001

Total Value of Securities – 105.05%
(cost $5,371,412)		5,408,227
Liabilities Net of Receivables and Other Assets (See Notes) – (5.05%)		(260,090)
Net Assets Applicable to 598,203 Shares Outstanding – 100.00%		$5,148,137

•Variable rate security. The rate shown is the rate as of April 30, 2010.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2010, the aggregate amount of Rule 144A securities was $398,585 which represented 7.74% of the Fund’s net assets. See Note 4 in “Notes.”
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2010.
≠The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
REMIC – Real Estate Mortgage Investment Conduit

1The following swap contracts were outstanding at April 30, 2010:

Swap Contracts
Interest Rate Swap Contracts

		Fixed Interest	Floating Interest
Counterparty &	Notional	Rate Received	Rate Received	Termination	Unrealized
Referenced Obligation	Value	(Paid)	(Paid)	Date	Depreciation
Morgan Stanley
3 yr Interest Rate Swap	$235,000	1.768%	0.307%	4/22/13	$309
5 yr Interest Rate Swap	250,000	2.697%	0.307%	4/22/15	1,152
7 yr Interest Rate Swap	200,000	3.282%	0.307%	4/22/17	1,372
10 yr Interest Rate Swap	325,000	3.785%	0.307%	4/22/20	3,579
Total	$1,010,000				$6,412

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds – Delaware Diversified Floating Rate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – U.S. government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At April 30, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$5,371,417
Aggregate unrealized appreciation	$42,356
Aggregate unrealized depreciation	(5,546)
Net unrealized appreciation	$36,810

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of April 30, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$996,645	$10,027	$1,006,672
Corporate Debt		3,793,538		3,793,538
U.S. Treasury Obligations	65,016	-	-	65,016
Short-Term Investments	-	543,001	-	543,001
Total	$65,016	$5,333,184	$10,027	$5,408,227

Swap Contracts	$-	$(6,412)	$-	$(6,412)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Agency, Asset-
Backed and
Mortgage-
Backed
Securities
Balance as of 2/26/10	$-
Purchases	9,997
Unrealized
appreciation/depreciation	30
Balance as of 4/30/10	$10,027

Unrealized
appreciation/depreciation
from investments
still held as of 4/30/10	$10,027

3 Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at April 30, 2010.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the referenced notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2010, the Fund did not enter into CDS contracts as a purchaser of protection or seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Credit and Market Risk
The Fund may invest a portion of it assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of April 30, 2010, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A have been identified on the schedule of investments.

5. Subsequent Event
Management has determined no material events or transactions occurred subsequent to April 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

    There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

    File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: